As filed with the Securities and Exchange Commission

on May 17, 2024

Registration No. 333-278507

(Investment Company Act Registration No. 811-02737)

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 1	[ ]

Fidelity Summer Street Trust

(Exact Name of Registrant as Specified in Charter)

Registrant’s Telephone Number  (617) 563-7000

245 Summer St., Boston, MA 02210

(Address Of Principal Executive Offices)

Margaret Carey, Secretary and Chief Legal Officer

245 Summer Street

Boston, MA 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b).

FIDELITY® GLOBAL HIGH INCOME FUND

A SERIES OF

FIDELITY SUMMER STREET TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-800-544-8544 (RETAIL CLASS)

1-877-208-0098 (ADVISOR CLASSES)

To the Shareholders of Fidelity® Global High Income Fund:

Enclosed is important information concerning your investment in Fidelity Global High Income Fund. We wish to inform you that the Board of Trustees (the Board) of Fidelity Summer Street Trust (the Trust), after careful consideration, has approved an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Global High Income Fund to Fidelity High Income Fund, a series of the Trust, that has the same investment objective and somewhat similar investment strategies, in exchange solely for corresponding shares of beneficial interest of Fidelity High Income Fund and the assumption by Fidelity High Income Fund of Fidelity® Global High Income Fund’s liabilities, in complete liquidation of Fidelity® Global High Income Fund.

The attached combined Prospectus/Information Statement describes the Reorganization in greater detail and contains important information about Fidelity® High income Fund. The Board believes that this Reorganization will benefit shareholders.

Following the close of business on September 13, 2024, Fidelity Global High Income Fund will be reorganized into Fidelity High Income Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE TRANSACTION WILL NOT REQUIRE ANY ACTION ON YOUR PART. Shareholder approval of the merger is not required because the differences between Fidelity Global High Income Fund and Fidelity High Income Fund do not mandate shareholder approval under Rule 17a-8(a)(3) under the Investment Company Act of 1940. You will automatically receive shares of Fidelity High Income Fund in exchange for your shares of Fidelity Global High Income Fund as of the closing date. If, after reviewing the information contained in the enclosed Prospectus/Information Statement, you do not wish to receive shares of the Fidelity High Income Fund pursuant to the Reorganization, you may redeem your shares of the Fidelity Global High Income Fund at any time prior to the close of business on September 13, 2024. Keep in mind that any such redemption may have tax consequences and you should consult your tax advisor. If you have questions, you may contact us at 1-800-544-8544 (Retail Class) or 1-877-208-0098 (Advisor Classes). If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions.

By order of the Board of Trustees,

MARGARET CAREY,

Secretary

May 20, 2024

FIDELITY® GLOBAL HIGH INCOME FUND A SERIES OF FIDELITY SUMMER STREET TRUST	FIDELITY® HIGH INCOME FUND A SERIES OF FIDELITY SUMMER STREET TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-800-544-8544 (RETAIL CLASS)

1-877-208-0098 (ADVISOR CLASSES)

INFORMATION STATEMENT AND PROSPECTUS

MAY 20, 2024

This combined Information Statement and Prospectus (Information Statement) is furnished to shareholders of Fidelity® Global High Income Fund, a series of Fidelity Summer Street Trust (the trust), in connection with a separate Agreement and Plan of Reorganization (the Agreement) for Fidelity Global High Income Fund that has been approved by the Board of Trustees (the Board) of the trust.

As more fully described in the Information Statement, the transaction contemplated by the Agreement is referred to as the Reorganization. When the Reorganization occurs, each shareholder of Fidelity Global High Income Fund will become a shareholder of Fidelity® High Income Fund. Fidelity Global High Income Fund will transfer all of its assets to Fidelity High Income Fund in exchange solely for shares of beneficial interest of Fidelity High Income Fund and the assumption by Fidelity High Income Fund of Fidelity Global High Income Fund’s liabilities in complete liquidation of the fund. The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business of the New York Stock Exchange (the NYSE) on September 13, 2024, or such other time and date as the parties may agree (the Closing Date).

Fidelity High Income Fund (together with Fidelity Global High Income Fund, the funds), a high income fund, is a diversified series of Fidelity Summer Street Trust, an open-end management investment company registered with the Securities and Exchange Commission (the SEC). Fidelity High Income Fund seeks a high level of current income. Growth of capital may also be considered. Fidelity High Income Fund seeks to achieve its investment objective by normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Information Statement sets forth concisely the information about the Reorganization and Fidelity High Income Fund that shareholders should know. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Information Statement by reference, which means they are part of this Information Statement for legal purposes:

(i) the Statement of Additional Information dated May 20, 2024, relating to this Information Statement;

(ii) the Prospectus for Fidelity High Income Fund dated June 29, 2023, as supplemented March 1, 2024, relating to Fidelity High Income Fund shares, a retail class of Fidelity High Income Fund, a copy of which, if applicable, accompanies this Information Statement;

(iii) the Prospectus for Fidelity High Income Fund, relating to Class A, Class M, Class C, Class I and Class Z shares and Fidelity Global High Income Fund, relating to Class A, Class M, Class C, and Class I, dated June 29, 2023, as revised November 8, 2023 and as supplemented March 1, 2024, a copy of which, if applicable, accompanies this Information Statement;

(iv) the Statement of Additional Information for Fidelity High Income Fund dated June 29, 2023, as supplemented March 1, 2024, relating to Fidelity High Income Fund shares, a retail class of Fidelity High Income Fund;

(v) the Statement of Additional Information for Fidelity High Income Fund, relating to Class A, Class M, Class C, Class I and Class Z shares and Fidelity Global High Income Fund, relating to Class A, Class M, Class C, and Class I, dated June 29, 2023, as supplemented March 1, 2024;

(vi) the Annual Report for Fidelity High Income Fund for the fiscal year ended April 30, 2023;

(vii) the Semiannual Report for Fidelity High Income Fund for the fiscal period ended October 31, 2023;

(viii) the Prospectus for Fidelity Global High Income Fund dated June 29, 2023, as supplemented March 1, 2024, relating to Fidelity Global High Income Fund shares, a retail class of Fidelity Global High Income Fund;

(ix) the Statement of Additional Information for Fidelity Global High Income Fund dated June 29, 2023, as supplemented March 1, 2024, relating to Fidelity Global High Income Fund shares, a retail class of Fidelity Global High Income Fund;

(x) the Annual Report for Fidelity Global High Income Fund for the fiscal year ended April 30, 2023; and

(xi) the Semiannual Report for Fidelity Global High Income Fund for the fiscal period ended October 31, 2023.

You can obtain copies of the funds’ current Prospectuses, Statements of Additional Information, or annual or semiannual reports without charge by contacting the trust at Fidelity Distributors Company LLC (FDC), 900 Salem Street, Smithfield, Rhode Island 02917, by calling 1-800-544-8544 (Retail Class) or 1-877-208-0098 (Advisor Classes), or by logging on to www.fidelity.com (Retail Class) or institutional.fidelity.com (Advisor Classes).

The trust is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended. Accordingly, the Trust must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549, the SEC’s Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022, and the SEC’s Midwest Regional Office, 175 W. Jackson Blvd., Suite 1450, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the funds.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Information Statement, in the Agreement, and/or in the Prospectuses and Statements of Additional Information of Fidelity Global High Income Fund and Fidelity High Income Fund, which are incorporated herein by reference. Shareholders should read the entire Information Statement and the Prospectus of Fidelity High Income Fund carefully for more complete information.

What is involved in the Reorganization?

As more fully described in “The Transaction” below, the Board of the trust has approved the Reorganization of Fidelity Global High Income Fund into Fidelity High Income Fund, a series of the trust. You are receiving this Information Statement because you are a shareholder of Fidelity Global High Income Fund and will be impacted by the Reorganization.

When the Reorganization occurs, each shareholder of Fidelity Global High Income Fund will become a shareholder of Fidelity High Income Fund instead. Fidelity Global High Income Fund will transfer all of its assets to Fidelity High Income Fund in exchange solely for shares of beneficial interest of Fidelity High Income Fund and the assumption by Fidelity High Income Fund of Fidelity Global High Income Fund’s liabilities in complete liquidation of the fund. Each shareholder of Fidelity Global High Income Fund will receive shares of the corresponding class of Fidelity High Income Fund. The Reorganization is currently scheduled to take place as of the close of business of the NYSE on the Closing Date.

For more information, please refer to the section entitled “The Transaction – Agreement and Plan of Reorganization.”

Has the Board of Trustees approved the Reorganization?

Yes. The fund’s Board of Trustees has carefully reviewed and approved the Agreement and the Reorganization.

What am I being asked to vote on?

Because Rule 17a-8 under the Investment Company Act of 1940 (1940 Act) does not require shareholder approval under these conditions, we are not asking you for a proxy and you are requested not to send us one.

What are the reasons for the Reorganization?

The Board of Trustees considered the following factors, among others, in determining to approve the Agreement:

•

The Reorganization will permit Fidelity Global High Income Fund shareholders to pursue the same investment objective and somewhat similar investment strategies in a larger fund with better long-term viability and lower management fee rates for each class.

•

While total annual operating expenses (after fee waivers and/or expense reimbursements) are expected to increase slightly as a result of Fidelity High Income Fund’s acquired fund fees and expenses, Fidelity Global High Income Fund shareholders are expected to benefit from a lower management fee rate for each class, with projected rates expected to decrease by 12 to 13 basis points, depending on the class, due to the benefit of Fidelity High Income Fund’s lower fee schedule and larger asset base, which drives a greater discount under the funds’ management fee structure for classes not operating at the maximum rate.

•	The Agreement contains provisions designed to protect shareholders from dilution.

•	The Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

For more information, please refer to the section entitled “The Transaction – Reasons for the Reorganization.”

How will you determine the number of shares of Fidelity High Income Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As provided in the Agreement, Fidelity Global High Income Fund will distribute shares of Fidelity High Income Fund to its shareholders so that each shareholder will receive the number of full and fractional shares of Fidelity High Income Fund equal in value to the net asset value of shares of Fidelity Global High Income Fund held by such shareholder on the Closing Date.

For more information, please refer to the section entitled “The Transaction – Agreement and Plan of Reorganization.”

What class of shares of Fidelity High Income Fund will I receive?

Holders of Fidelity Global High Income Fund (Retail Class), Class A, Class M, Class C and Class I shares of Fidelity Global High Income Fund will receive Fidelity High Income Fund (Retail Class), Class A, Class M, Class C and Class I shares of Fidelity High Income Fund, respectively.

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to either fund or to the shareholders of either fund, except that a fund may recognize gain or loss with respect to assets (if any) that are subject to “mark-to-market” tax accounting. In addition, any portfolio adjustments to the funds may result in net realized gains which may need to be distributed in the form of taxable distributions to shareholders before and/or after the date of the Reorganization.

For more information, please refer to the section entitled “The Transaction – Federal Income Tax Considerations.”

How do the funds’ investment objectives, strategies, policies, and limitations compare?

The funds have the same investment objective. Each fund seeks a high level of current income. Growth of capital may also be considered. Fidelity Global High Income Fund’s investment objective is non-fundamental and does not require shareholder approval to change. Fidelity High Income Fund’s investment object is fundamental and may only be changed with shareholder approval.

Although the funds have somewhat similar principal investment strategies, there are some differences of which you should be aware. The following compares the principal investment strategies of Fidelity Global High Income Fund and Fidelity High Income Fund:

Fidelity Global High Income Fund	Fidelity High Income Fund

The Adviser normally invests the fund’s assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), of U.S. and non-U.S. issuers, including emerging markets. Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser’s ability to resell securities to the general public. The Adviser may also invest the fund’s assets in non-income producing securities, including defaulted securities and common stocks. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganization or financial restructurings. The proportions of the fund’s assets invested in each type of security vary based on the Adviser’s interpretation of economic conditions and underlying security values. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth.	The Adviser normally invests the fund’s assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser’s ability to resell the securities to the general public. The Adviser may also invest the fund’s assets in non-income producing securities, including defaulted securities and common stocks. The Adviser currently intends to limit common stocks to 10% of the fund’s total assets. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

No corresponding principal strategy.	The Adviser uses the credit quality distribution of an index representing the overall high yield bond market as a guide in structuring the fund’s credit quality composition. As of April 30, 2023, the Adviser used the ICE BofA US High Yield Constrained Index to represent the overall high yield bond market.

The Adviser normally allocates the fund’s investments across different countries and regions.	The Adviser may invest the fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

Although the fund will invest in securities of issuers located throughout the world, it may invest a significant portion of its assets in securities of U.S. issuers.	No corresponding principal strategy.

The Adviser allocates the fund’s assets among four markets: U.S. high yield; emerging markets debt; European high yield; and Asian high yield. The fund’s neutral mix, or the benchmark	No corresponding principal strategy.

Fidelity Global High Income Fund	Fidelity High Income Fund
for its combination of investments in each category over time, is 60% U.S. high yield, 20% emerging markets debt, 15% European high yield, and 5% Asian high yield. The Adviser periodically reviews, and may change, the fund’s neutral weightings.

The Adviser may adjust the fund’s allocation among markets within the following ranges: U.S. high yield (40%-80%); emerging markets debt (5%-35%); European high yield (0%-30%); and Asian high yield (0%-10%).	No corresponding principal strategy.

In buying and selling securities for the fund, the Adviser generally analyzes the issuer of a security using fundamental factors and evaluates each security’s current price relative to its estimated long-term value.	In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security’s structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security’s issuer.

For a comparison of the principal risks associated with the funds’ principal investment strategies, please refer to the section entitled “Comparison of Principal Risk Factors.”

Although the funds have substantially similar fundamental and non-fundamental investment policies and limitations, there are some differences of which you should be aware. The following summarizes the investment policy and limitation differences between Fidelity Global High Income Fund and Fidelity High Income Fund:

Fidelity Global High Income Fund	Fidelity High Income Fund

Fundamental policies and limitations (subject to change only by shareholder vote)	Fundamental policies and limitations (subject to change only by shareholder vote)

No corresponding policy.	Pooled Funds. The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

Non-Fundamental Policies and Limitations	Non-Fundamental Policies and Limitations

No corresponding policy.	Pooled Funds. The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

Except as noted above, the funds have the same fundamental and non-fundamental investment policies and limitations.

For more information about the funds’ investment objectives, strategies, policies, and limitations, please refer to the “Investment Details” section of the funds’ Prospectuses, and to the “Investment Policies and Limitations” section of the funds’ Statements of Additional Information, each of which are incorporated herein by reference.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Fidelity High Income Fund.

How do the funds’ management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of Fidelity Global High Income Fund and Fidelity High Income Fund:

Management of the Funds

The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210.

As the manager, FMR has overall responsibility for directing the funds’ investments and handling their business affairs. As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates’ assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are sub-advisers to each fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR UK, FMR H.K., and FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

FIL Investment Advisors (FIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, and FIL Investment Advisors (UK) Limited (FIA(UK)), at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, are sub-advisers to Fidelity Global High Income Fund. As of December 31, 2023, FIA had approximately $9.0 billion in discretionary assets under management. As of December 31, 2023, FIA(UK) had approximately $7.3 billion in discretionary assets under management. Currently, FIA and FIA (UK) have day-to-day responsibility for choosing certain types of investments for Fidelity Global High Income Fund.

FMR is expected to continue serving as manager, and FMR UK, FMR H.K, and FMR Japan are expected to continue serving as sub-advisers of the combined fund after the Reorganization.

James Durance is Co-Portfolio Manager of Fidelity Global High Income Fund, which he has managed since 2019. Since joining Fidelity International in 2013, Mr. Durance has worked as a senior credit analyst and portfolio manager.

Timothy Gill is Co-Portfolio Manager of Fidelity Global High Income Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Gill has worked as an assistant portfolio manager and portfolio manager.

Alexandre Karam is Co-Portfolio Manager of Fidelity Global High Income Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager.

Harley Lank is Co-Portfolio Manager of Fidelity Global High Income Fund, which he has managed since 2011. He also manages other funds. Since joining Fidelity Investments in 1996, Mr. Lank has worked as a research analyst and portfolio manager.

Nader Nazmi is Co-Portfolio Manager of Fidelity Global High Income Fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 2020, Mr. Nazmi has worked as a research analyst and portfolio manager. Prior to joining the firm, Mr. Nazmi served as a sovereign analyst and macro strategist on the emerging markets debt team at Wellington Management from 2016 to 2020.

Terrence Pang is Co-Portfolio Manager of Fidelity Global High Income Fund, which he has managed since 2020. Mr. Pang joined Fidelity International in 2013 and is part of the portfolio management team managing Asian High Yield and China High Yield Funds. Prior to joining the portfolio management team in January 2020, Mr. Pang has worked as a Credit Analyst working closely with Portfolio Managers, Traders & other Analysts, and as an assistant portfolio manager.

Tae Ho Ryu is Co-Portfolio Manager of Fidelity Global High Income Fund, which he has managed since 2020. Mr. Ryu joined Fidelity International in 2010 and is part of the portfolio management team managing Asian High Yield and China High Yield funds. Before becoming a portfolio manager in January 2020, Mr. Ryu has worked as an analyst and assistant portfolio manager for Fidelity International. Before working in Fidelity International, Mr. Ryu was a Fixed Income Trader at Deutsche Asset Management based in Seoul for over 3 years.

Jared Beckerman is Co-Portfolio Manager of Fidelity High Income Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.

Benjamin Harrison is Co-Portfolio Manager of Fidelity High Income Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.

Alexandre Karam is Co-Portfolio Manager of Fidelity High Income Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager.

Mr. Beckerman, Mr. Harrison, and Mr. Karam, who are currently the portfolio managers of Fidelity High Income Fund, are expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

For information about the compensation of, any other accounts managed by, and any fund shares held by a fund’s portfolio manager(s), please refer to the “Management Contract(s)” section of each fund’s Statements of Additional Information, which are incorporated herein by reference.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Each class of each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for each class of shares of each fund is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) the amount listed below:

Fidelity Global High Income Fund
Fidelity Global High Income Fund	0.83%
Fidelity Advisor Global High Income Fund – Class A	0.85%
Fidelity Advisor Global High Income Fund – Class M	0.85%
Fidelity Advisor Global High Income Fund – Class C	0.85%
Fidelity Advisor Global High Income Fund – Class I	0.85%

Fidelity High Income Fund
Fidelity High Income Fund	0.67%
Fidelity Advisor High Income Fund – Class A	0.71%
Fidelity Advisor High Income Fund – Class M	0.72%
Fidelity Advisor High Income Fund – Class C	0.74%
Fidelity Advisor High Income Fund – Class I	0.76%
Fidelity Advisor High Income Fund – Class Z	0.61%

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of a fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund’s assets, which do not vary by class.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in the fund’s semi-annual report for the fiscal period ended October 31, 2023 and will be available in the fund’s annual report for the fiscal period ended April 30, 2024.

The combined fund will retain Fidelity High Income Fund’s management fee structure.

For more information about fund management, please refer to the “Fund Management” section of the funds’ Prospectuses, and to the “Control of Investment Advisers” and “Management Contracts” sections of the funds’ Statements of Additional Information, each of which are incorporated herein by reference.

Expense Limitation and Reimbursement Arrangements

FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Retail Class of Fidelity Global High Income Fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed 1.05%, 1.05%, 1.80%, 0.80%, and 0.80% through the Closing Date (the Expense Caps).

Distribution of Fund Shares

The principal business address of FDC, each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island, 02917.

Fidelity Global High Income Fund (Retail Class) and Fidelity High Income Fund (Retail Class) have each adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. A fund’s Distribution and Service Plan does not authorize payments by the fund other than those that are to be made to FMR under the fund’s management contract.

Class A, Class M, Class C, and Class I of Fidelity Global High Income Fund and Fidelity High Income Fund have each adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act.

Class A of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A of each fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A’s average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to each Class A plan, Class A of each fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A’s average net assets throughout the month for providing shareholder support services.

Class M of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M of each fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class M’s average net assets when the Trustees believe that it is in the best interests of Class M shareholders to do so.

In addition, pursuant to each Class M plan, Class M of each fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M’s average net assets throughout the month for providing shareholder support services.

Class C of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of each fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to each Class C plan, Class C of each fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C’s average net assets throughout the month for providing shareholder support services.

Class I of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for Class I.

The Distribution and Service Plans for the combined fund will remain unchanged.

For more information about fund distribution, please refer to the “Fund Distribution” section of the funds’ Prospectuses, and to the “Distribution Services” section of the funds’ Statements of Additional Information, each of which are incorporated herein by reference.

How do the funds’ fees and operating expenses compare, and what are the combined fund’s fees and operating expenses estimated to be following the Reorganization?

The following tables allow you to compare the fees and expenses of each fund and to analyze the pro forma estimated fees and expenses of the combined fund. As discussed in greater detail below, total annual operating expenses (after waivers and reimbursements) are expected to increase by 4 to 9 basis points after reflecting the impact of acquired fund fees and expenses.

Annual Fund and Class Operating Expenses

The following tables show the fees and expenses of Fidelity Global High Income Fund and Fidelity High Income Fund for the 12 months ended October 31, 2023 (adjusted to reflect current contractual arrangements), and the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization. Sales charges, if applicable, are paid directly to FDC, each fund’s distributor. Annual fund or class operating expenses are paid by each fund or class, as applicable.

As shown below, the Reorganization is expected to result in slightly higher total annual operating expenses (after fee waivers and/or expense reimbursements) for shareholders of Fidelity Global High Income Fund as a result of Fidelity High Income Fund’s acquired fund fees and expenses, However, the Reorganization is also expected to result in lower management fee rates for shareholders of Fidelity Global High Income Fund.

Retail Class

Shareholder Fees (paid directly from your investment)

	Fidelity Global High Income Fund	Fidelity High Income Fund	Fidelity High Income Fund Pro forma Combined

Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None

Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None	None	None

Annual Class Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined

Management fee	0.80%	A,B	0.67%	A,B	0.67%	A,B

Distribution and/or Service (12b-1) fees	None		None		None

Other expenses	0.27%	B	0.03%	B	0.03%	B

Acquired Fund Fees and Expenses	0.00%		0.15%	D	0.14%	D

Total annual operating expenses	1.07%		0.85%		0.84%

Fee waiver and/or expense reimbursement	0.27%	B,C	0.00%		0.00%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.80%		0.85%	D	0.84%	D

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.19% for Fidelity Global High Income Fund (Retail Class) and 0.15% for Fidelity High Income Fund (Retail Class) was previously charged under the services agreements.

B Adjusted to reflect current fees.

C FMR has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 0.80% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through the Closing Date. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

D Includes interest expense of certain underlying Fidelity funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 0.72% and 0.71% for Retail Class of Fidelity High Income Fund and Fidelity High Income Fund Pro forma combined, respectively.

Class A

Shareholder Fees (paid directly from your investment)

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined

Maximum sales charge (load) on purchases (as a % of offering price)	4.00%		4.00%		4.00%

Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None	A	None	A	None	A

A Class A purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00%.

Annual Class Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined

Management fee	0.84%	A,B	0.71%	A,B	0.71%	A,B

Distribution and/or Service (12b-1) fees	0.25%		0.25%		0.25%

Other expenses	0.26%	B	0.03%	B	0.03%	B

Acquired Fund Fees and Expenses	0.00%		0.15%	D	0.14%	D

Total annual operating expenses	1.35%		1.14%		1.13%

Fee waiver and/or expense reimbursement	0.30%	B,C	0.00%		0.00%

Total annual operating expenses after fee waiver and/or expense reimbursement	1.05%		1.14%	D	1.13%	D

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.22% for Fidelity Global High Income Fund and 0.19% for Fidelity High Income Fund was previously charged under the services agreements.

B Adjusted to reflect current fees.

C FMR has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 1.05% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through the Closing Date. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

D Includes interest expense of certain underlying Fidelity funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 1.01% and 1.00% for Class A of Fidelity High Income Fund and Fidelity High Income Fund Pro forma combined, respectively.

Class M

Shareholder Fees (paid directly from your investment)

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined

Maximum sales charge (load) on purchases (as a % of offering price)	4.00%		4.00%		4.00%

Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None	A	None	A	None	A

A Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.25%.

Annual Class Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined

Management fee	0.84%	A,B	0.72%	A,B	0.72%	A,B

Distribution and/or Service (12b-1) fees	0.25%		0.25%		0.25%

Other expenses	0.26%	A	0.03%	A	0.03%	A

Acquired Fund Fees and Expenses	0.00%		0.15%	D	0.14%	D

Total annual operating expenses	1.35%		1.15%		1.14%

Fee waiver and/or expense reimbursement	0.30%	A,B	0.00%		0.00%

Total annual operating expenses after fee waiver and/or expense reimbursement	1.05%		1.15%	D	1.14%	D

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.24% for Fidelity Global High Income Fund and 0.19% for Fidelity High Income Fund was previously charged under the services agreements.

B Adjusted to reflect current fees.

C FMR has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 1.05% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through the Closing Date. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

D Includes interest expense of certain underlying Fidelity funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 1.02% and 1.01% for Class M of Fidelity High Income Fund and Fidelity High Income Fund Pro forma combined, respectively.

Class C

Shareholder Fees (paid directly from your investment)

	Fidelity Global High Income Fund		Fidelity® High Income Fund		Fidelity High Income Fund Pro forma Combined

Maximum sales charge (load) on purchases (as a % of offering price)	None		None		None

Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	1.00%	A	1.00%	A	1.00%	A

A On Class C shares redeemed less than one year after purchase.

Annual Class Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined

Management fee	0.84%	A,B	0.72%	A,B	0.72%	A,B

Distribution and/or Service (12b-1) fees	1.00%		1.00%		1.00%

Other expenses	0.26%	B	0.03%	B	0.03%	B

Acquired Fund Fees and Expenses	0.00%		0.15%	D	0.14%	D

Total annual operating expenses	2.10%		1.90%		1.89%

Fee waiver and/or expense reimbursement	0.30%	B,C	0.00%		0.00%

Total annual operating expenses after fee waiver and/or expense reimbursement	1.80%		1.90%	D	1.89%	D

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.24% for Fidelity Global High Income Fund and 0.22% for Fidelity High Income Fund was previously charged under the services agreements.

B Adjusted to reflect current fees.

C FMR has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 1.80% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through the Closing Date. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

D Includes interest expense of certain underlying Fidelity funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 1.77% and 1.76% for Class C of Fidelity High Income Fund and Fidelity High Income Fund Pro forma combined, respectively.

Class I

Shareholder Fees (paid directly from your investment)

	Fidelity Global High Income Fund	Fidelity High Income Fund	Fidelity High Income Fund Pro forma Combined

Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None

Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None	None	None

Annual Class Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined

Management fee	0.84%	A,B	0.72%	A,B	0.72%	A,B

Distribution and/or Service (12b-1) fees	None		None		None

Other expenses	0.26%	B	0.03%	B	0.03%	B

Acquired Fund Fees and Expenses	0.00%		0.15%	D	0.14%	D

Total annual operating expenses	1.10%		0.90%		0.89%

Fee waiver and/or expense reimbursement	0.30%	B,C	0.00%		0.00%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.80%		0.90%	D	0.89%	D

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.23% for Fidelity Global High Income Fund and 0.23% for Fidelity High Income Fund was previously charged under the services agreements.

B Adjusted to reflect current fees.

C FMR has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 0.80% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through the Closing Date. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

D Includes interest expense of certain underlying Fidelity funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 0.77% and 0.76% for Class I of Fidelity High Income Fund and Fidelity High Income Fund Pro forma combined, respectively.

Examples of Effect of Fund Expenses

The following tables illustrate the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return after giving effect to the Reorganization. The tables illustrate how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated and if the shareholder holds all of his or her shares, as applicable.

Retail Class

	Fidelity Global High Income Fund	Fidelity High Income Fund	Fidelity High Income Fund Pro forma Combined

1 year	$86	$87	$86

3 years	$318	$271	$268

5 years	$568	$471	$466

10 years	$1,285	$1,049	$1,037

Class A

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined
	Sell All	Hold All	Sell All	Hold All	Sell All	Hold All

1 year	$508	$508	$512	$512	$511	$511

3 years	$787	$787	$748	$748	$745	$745

5 years	$1,087	$1,087	$1,003	$1,003	$997	$997

10 years	$1,938	$1,938	$1,731	$1,731	$1,720	$1,720

Class M

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined
	Sell All	Hold All	Sell All	Hold All	Sell All	Hold All

1 year	$508	$508	$513	$513	$512	$512

3 years	$787	$787	$751	$751	$748	$748

5 years	$1,087	$1,087	$1,008	$1,008	$1,003	$1,003

10 years	$1,938	$1,938	$1,742	$1,742	$1,731	$1,731

Class C

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined
	Sell All	Hold All	Sell All	Hold All	Sell All	Hold All

1 year	$288	$188	$293	$193	$292	$192

3 years	$634	$634	$597	$597	$594	$594

5 years	$1,106	$1,106	$1,026	$1,026	$1,021	$1,021

10 years	$2,411	$2,411	$2,222	$2,222	$2,212	$2,212

Class I

	Fidelity Global High Income Fund		Fidelity High Income Fund		Fidelity High Income Fund Pro forma Combined
	Sell All	Hold All	Sell All	Hold All	Sell All	Hold All

1 year	$87	$87	$92	$92	$91	$91

3 years	$325	$325	$287	$287	$284	$284

5 years	$582	$582	$498	$498	$493	$493

10 years	$1,318	$1,318	$1,108	$1,108	$1,096	$1,096

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Do the procedures for purchasing and redeeming shares of the funds differ?

Except as discussed below, the procedures for purchasing shares of the funds are the same.

Effective the close of business on March 22, 2024, new positions in Fidelity Global High Income Fund were no longer able to be opened pending the Reorganization. Shareholders of the fund on that date were permitted to continue to add to their fund positions existing on that date until May 20, 2024. Effective May 20, 2024, shareholders of Fidelity Global High Income Fund are no longer able to purchase shares of the fund. Shareholders of Fidelity Global High Income Fund may redeem shares of the fund through the Closing Date of the fund’s Reorganization.

Aside from the closing of Fidelity Global High Income Fund, the procedures for purchasing and redeeming shares of the funds are the same. The procedures for purchasing and redeeming shares of the combined fund will remain unchanged.

For more information about the procedures for purchasing and redeeming the funds’ shares, including a description of the policies and procedures designed to discourage excessive or short-term trading of fund shares, please refer to the “Additional Information about the Purchase and Sale of Shares” section of the funds’ Prospectuses, and to the “Buying, Selling, and Exchanging Information” section of the funds’ Statements of Additional Information, each of which are incorporated herein by reference.

Do the funds’ exchange privileges differ?

No. The exchange privileges currently offered by the funds are the same. The exchange privileges offered by the combined fund will remain unchanged.

For more information about the funds’ exchange privileges, please refer to the “Exchanging Shares” section of the funds’ Prospectuses, and to the “Buying, Selling, and Exchanging Information” section of the funds’ Statements of Additional Information, each of which are incorporated herein by reference.

Do the funds’ dividend and distribution policies differ?

The funds’ dividend and distribution policies are the same. Each fund normally declares dividends daily and pays dividends monthly. Each fund normally pays capital gain distributions in June and December. The dividend and distribution policies of the combined fund will be the same as the current dividend and distribution policies of Fidelity High Income Fund.

On or before the Closing Date, Fidelity Global High Income Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain (if any).

For more information about the funds’ dividend and distribution policies, please refer to the “Dividends and Capital Gain Distributions” section of the funds’ Prospectuses, and to the “Distributions and Taxes” section of the funds’ Statements of Additional Information, each of which are incorporated herein by reference.

Who bears the expenses associated with the Reorganization?

FMR will bear a portion of the one-time administrative costs associated with the Reorganization. Any transaction costs associated with portfolio adjustments to Fidelity Global High Income Fund and Fidelity High Income Fund due to the Reorganization that occur prior to the Closing Date will be borne by Fidelity Global High Income Fund and Fidelity High Income Fund, respectively, notwithstanding the contractual expense caps in place with respect to each class of Fidelity Global High Income Fund. Any transaction costs associated with portfolio adjustments to Fidelity Global High Income Fund and Fidelity High Income Fund due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Fidelity High Income Fund that occur after the Closing Date will be borne by Fidelity High Income Fund.

For more information, please refer to the section entitled “Additional Information about the Funds – Expenses.”

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund’s performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. A fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund’s reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following is a summary of the principal risks associated with an investment in the funds. Because the funds have identical investment objectives and somewhat similar strategies as described above, the funds are subject to substantially similar investment risks. Because the funds have some different principal investment strategies as described above, the funds are also subject to some different investment risks, of which you should be aware.

What risks are associated with an investment in both of the funds?

Each fund is subject to the following principal risks:

•

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

•	Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.

•

Foreign Exposure. Foreign markets, particularly emerging markets, a can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

•	Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

What additional risks are associated with an investment in Fidelity Global High Income Fund?

Fidelity Global High Income Fund is subject to the following additional Foreign Exposure risk in light of its principal investment strategy related to investments in emerging markets, which is not part of the Foreign Exposure risk generally associated with an investment in Fidelity High Income Fund:

The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign exchange rates also can be extremely volatile.

For more information about the principal risks associated with an investment in the funds, please refer to the “Investment Details” section of the funds’ Prospectuses, and to the “Investment Policies and Limitations” section of the funds’ Statements of Additional Information, each of which are incorporated herein by reference.

How do the funds compare in terms of their performance?

The following information is intended to help you understand the risks of investing in the funds. The information illustrates the changes in the performance of each fund’s shares from year to year and compares the performance of each fund’s shares to the performance of a securities market index and, for Fidelity Global High Income, a hypothetical composite of market indexes over various periods of time. The index descriptions appear in the “Additional Index Information” section of the funds’ Prospectuses. Past performance (before and after taxes, if applicable) is not an indication of future performance.

Year-by-Year Returns

Fidelity Global High Income Fund – Retail Class

During the periods shown in the chart:	Returns	Quarter ended

Highest Quarter Return	12.74%	June 30, 2020

Lowest Quarter Return	–15.69%	March 31, 2020

Year-to-Date Return	2.13%	March 31, 2024

Fidelity Global High Income Fund – Class A

During the periods shown in the chart for Class A:	Returns	Quarter ended

Highest Quarter Return	12.56%	June 30, 2020

Lowest Quarter Return	–15.75%	March 31, 2020

Year-to-Date Return	2.06%	March 31, 2024

Fidelity High Income Fund – Retail Class

During the periods shown in the chart:	Returns	Quarter ended

Highest Quarter Return	8.25%	June 30, 2020

Lowest Quarter Return	–13.34%	March 31, 2020

Year-to-Date Return	2.33%	March 31, 2024

Fidelity High Income Fund – Class A

During the periods shown in the chart for Class A:	Returns	Quarter ended

Highest Quarter Return	8.17%	June 30, 2020

Lowest Quarter Return	–13.40%	March 31, 2020

Year-to-Date Return	2.26%	March 31, 2024

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

Fidelity® Global High Income Fund

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years

Fidelity Global High Income Fund – Retail Class

Return Before Taxes	10.21%	3.90%	3.62%

Return After Taxes on Distributions	8.36%	2.03%	1.51%

Return After Taxes on Distributions and Sale of Fund Shares	5.99%	2.19%	1.84%

Fidelity Advisor Global High Income Fund – Class A	5.54%	2.81%	2.94%

Fidelity Advisor Global High Income Fund – Class M	5.54%	2.81%	2.94%

Fidelity Advisor Global High Income Fund – Class C	8.12%	2.88%	2.75%

Fidelity Advisor Global High Income Fund – Class I	10.21%	3.91%	3.62%

ICE BofA Global High Yield & Emerging Markets Plus Index (reflects no deduction for fees, expenses, or taxes)	13.01%	2.92%	2.89%

Fidelity Global High Income Composite Index	12.25%	4.02%	3.72%

Fidelity® High Income Fund

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years/ Life of Class

Fidelity High Income Fund – Retail Class

Return Before Taxes	10.96%	3.56%	3.46%

Return After Taxes on Distributions	8.47%	1.45%	1.15%

Return After Taxes on Distributions and Sale of Fund Shares	6.41%	1.83%	1.61%

Fidelity Advisor High Income Fund – Class A	6.22%	2.42%	1.83%	A

Fidelity Advisor High Income Fund – Class M	6.21%	2.41%	1.82%	A

Fidelity Advisor High Income Fund – Class C	8.93%	2.49%	1.89%	A

Fidelity Advisor High Income Fund – Class I	10.99%	3.55%	2.93%	A

Fidelity Advisor High Income Fund – Class Z	11.03%	3.63%	3.01%	A

ICE BofA US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	13.47%	5.19%	4.51%

A Commenced operations December 4, 2018.

THE TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY GLOBAL HIGH INCOME FUND AND FIDELITY HIGH INCOME FUND.

Agreement and Plan of Reorganization

The terms and conditions under which the transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Information Statement.

The Agreement contemplates (a) Fidelity High Income Fund acquiring as of the Closing Date all of the assets of Fidelity Global High Income Fund in exchange solely for shares of Fidelity High Income Fund and the assumption by Fidelity High Income Fund of Fidelity Global High Income Fund’s liabilities; and (b) the distribution of shares of Fidelity High Income Fund to the shareholders of Fidelity Global High Income Fund as provided for in the Agreement.

The value of Fidelity Global High Income Fund’s assets to be acquired by Fidelity High Income Fund and the amount of its liabilities to be assumed by Fidelity High Income Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Fidelity High Income Fund’s then-current Prospectuses and Statements of Additional Information. The net asset value of a share of Fidelity High Income Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectuses and Statements of Additional Information.

As of the Closing Date, Fidelity High Income Fund will deliver to Fidelity Global High Income Fund, and Fidelity Global High Income Fund will distribute to its shareholders of record, shares of Fidelity High Income Fund so that each Fidelity Global High Income Fund shareholder will receive the number of full and fractional shares of Fidelity High Income Fund equal in value to the aggregate net asset value of shares of Fidelity Global High Income Fund held by such shareholder on the Closing Date; Fidelity Global High Income Fund will be liquidated as soon as practicable thereafter. Each Fidelity Global High Income Fund shareholder’s account shall be credited with the respective pro rata number of full and fractional shares of Fidelity High Income Fund due that shareholder. The net asset value per share of Fidelity High Income Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder’s interest.

Any transfer taxes payable upon issuance of shares of Fidelity High Income Fund in a name other than that of the registered holder of the shares on the books of Fidelity Global High Income Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity Global High Income Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Fidelity Global High Income Fund is liquidated.

FMR will bear a portion of the one-time administrative costs associated with the Reorganization, including professional fees, expenses associated with the filing of registration statements, which will consist principally of printing and mailing Prospectuses and the Information Statement.

In connection with the Reorganization, FMR will sell a portion of the securities held by Fidelity Global High Income Fund and purchase other securities. Any transaction costs associated with portfolio adjustments to Fidelity Global High Income Fund and Fidelity High Income Fund due to the Reorganization that occur prior to the Closing Date will be borne by Fidelity Global High Income Fund and Fidelity High Income Fund, respectively, notwithstanding the contractual expense caps in place with respect to each class of Fidelity Global High Income Fund. Any transaction costs associated with portfolio adjustments to Fidelity Global High Income Fund and Fidelity High Income Fund due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Fidelity High Income Fund that occur after the Closing Date will be borne by Fidelity High Income Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner.

Reasons for the Reorganization

In determining whether to approve the Reorganization, the Board of Trustees (the Board) considered a number of factors, including the following:

(1) the compatibility of the investment objectives, strategies, and policies of the funds;

(2) the historical performance of the funds;

(3) the fees and expenses and the relative expense ratios of the funds;

(4) the potential benefit of the Reorganization to shareholders of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds; and

(8) the potential benefit of the Reorganization to FMR and its affiliates, such as reducing the number of funds managed.

In proposing the Reorganization, FMR advised the Board that the Reorganization would permit Fidelity Global High Income Fund shareholders to pursue the same investment objective and somewhat similar investment strategies in a larger, equally-rated fund with better long-term viability and a lower management fee rate for each class, with projected rates expected to decrease 12 to 13 basis points, depending on the class due to the benefit of Fidelity High Income Fund’s lower fee schedule and larger asset base, which drives a greater discount under the funds’ management fee structure for classes not operating at the maximum rate. The Board considered that Fidelity Global High Income Fund shareholders are expected benefit from an expense reduction of approximately 5 to 10 basis points, excluding acquired fund fees and expenses (AFFE), depending on the class. The Board further considered, that although the expenses of each class of Fidelity Global High Income Fund are expected to increase by 4 to 9 basis points after reflecting the impact of AFFE from Fidelity High Income Fund’s investment in the Fidelity Private Credit Company LLC (a business development company), Fidelity believes Fidelity High Income Fund’s investment in this central fund provides the fund additional opportunities to outperform and enhance risk-adjusted returns. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

Each fund’s Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

Description of the Securities to be Issued

Holders of Fidelity Global High Income Fund (Retail Class), Class A, Class M, Class C and Class I shares of Fidelity Global High Income Fund will receive, respectively, Fidelity High Income Fund (Retail Class) Class A, Class M, Class C and Class I shares of Fidelity High Income Fund.

Fidelity High Income Fund is a series of the trust. The Trustees of the trust are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Fidelity High Income Fund represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity High Income Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Fidelity High Income Fund is entitled to one vote for each dollar of net asset value of the fund that shareholder owns, with fractional dollar amounts entitled to a proportionate fractional vote. Shares of Fidelity High Income Fund have no preemptive rights. Shares are fully paid and nonassessable, except as set forth in the “Description of the Trust(s) – Shareholder Liability” section of the fund’s Statements of Additional Information, which are incorporated herein by reference.

The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust’s outstanding shares.

For more information about voting rights and dividend rights, please refer to the “Description of the Trust(s) – Voting Rights” and the “Distributions and Taxes” sections, respectively, of Fidelity High Income Fund’s Statements of Additional Information, which are incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the “Additional Information about the Purchase and Sale of Shares” and the “Exchanging Shares” sections, respectively, of Fidelity High Income Fund’s Prospectuses, which are incorporated herein by reference.

Federal Income Tax Considerations

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the Code), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (IRS) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Fidelity Global High Income Fund shareholders that have their Fidelity Global High Income Fund shares exchanged for Fidelity High Income Fund shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The exchange of Fidelity Global High Income Fund’s assets for Fidelity High Income Fund’s shares and the assumption of the liabilities of Fidelity Global High Income Fund by Fidelity High Income Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Fidelity Global High Income Fund and Fidelity High Income Fund, substantially to the effect that:

(i) The acquisition by Fidelity High Income Fund of substantially all of the assets of Fidelity Global High Income Fund in exchange solely for Fidelity High Income Fund shares and the assumption by Fidelity High Income Fund of all liabilities of Fidelity Global High

Income Fund followed by the distribution of Fidelity High Income Fund shares to the Fidelity Global High Income Fund shareholders in exchange for their Fidelity Global High Income Fund shares in complete liquidation and termination of Fidelity Global High Income Fund will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Fidelity Global High Income Fund will recognize no gain or loss upon the transfer of substantially all of its assets to Fidelity High Income Fund in exchange solely for Fidelity High Income Fund shares and the assumption by Fidelity High Income Fund of all liabilities of Fidelity Global High Income Fund, except that Fidelity Global High Income Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iii) Fidelity Global High Income Fund will recognize no gain or loss upon the distribution to its shareholders of the Fidelity High Income Fund shares received by Fidelity Global High Income Fund in the Reorganization;

(iv) Fidelity High Income Fund will recognize no gain or loss upon the receipt of the assets of Fidelity Global High Income Fund in exchange solely for Fidelity High Income Fund shares and the assumption of all liabilities of Fidelity Global High Income Fund;

(v) The adjusted basis to Fidelity High Income Fund of the assets of Fidelity Global High Income Fund received by Fidelity High Income Fund in the Reorganization will be the same as the adjusted basis of those assets in the hands of Fidelity Global High Income Fund immediately before the exchange;

(vi) Fidelity High Income Fund’s holding periods with respect to the assets of Fidelity Global High Income Fund that Fidelity High Income Fund acquires in the Reorganization will include the respective periods for which those assets were held by Fidelity Global High Income Fund (except where investment activities of Fidelity High Income Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Fidelity Global High Income Fund shareholders will recognize no gain or loss upon receiving Fidelity High Income Fund shares in exchange solely for Fidelity Global High Income Fund shares;

(viii) The aggregate basis of the Fidelity High Income Fund shares received by a Fidelity Global High Income Fund shareholder in the Reorganization will be the same as the aggregate basis of the Fidelity Global High Income Fund shares surrendered by the Fidelity Global High Income Fund shareholder in exchange therefor; and

(ix) A Fidelity Global High Income Fund shareholder’s holding period for the Fidelity High Income Fund shares received by the Fidelity Global High Income Fund shareholder in the Reorganization will include the holding period during which the Fidelity Global High Income Fund shareholder held Fidelity Global High Income Fund shares surrendered in exchange therefor, provided that the Fidelity Global High Income Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. The opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code and thus were taxable, then Fidelity Global High Income Fund would recognize gain or loss on the transfer of its assets to Fidelity High Income Fund, and each Fidelity Global High Income Fund shareholder that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Fidelity Global High Income Fund shares and the fair market value of the Fidelity High Income Fund shares it received.

The Reorganization is expected to end the tax year of Fidelity Global High Income Fund, which could accelerate distributions to shareholders from Fidelity Global High Income Fund for its short tax year ending on the Closing Date. On or before the Closing Date, Fidelity Global High Income Fund may declare one or more distributions to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the Closing Date (including any gains attributable to portfolio repositioning to the Reorganization). Any of the foregoing distributions may be taxable.

The table below shows each fund’s approximate net assets, net realized gains/losses (including capital loss carryforwards) and net unrealized gains/losses as of January 31, 2024. Assuming the Reorganization qualifies as a tax-free reorganization as expected, Fidelity Global High Income Fund’s unrealized gains/losses and net realized losses (if any) at the time of the Reorganization will generally carryover to Fidelity High Income Fund in the Reorganization. The Reorganization could trigger tax rules that would impose an annual limit on Fidelity High Income Fund’s ability to use Fidelity Global High Income Fund’s net realized and/or net unrealized losses (if any at the time of the Reorganization) to offset gains following the Reorganization.

Tax Position as of January 31, 2024 ($M)

Fund Name	Fiscal Year End	Net Assets	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)
Fidelity Global High Income Fund	April 30	$76.6	$(14.7)	$(4.1)
Fidelity High Income Fund	April 30	$2,667.5	$(739.4)	$(111.1)

Shareholders of Fidelity Global High Income Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state, local and foreign tax consequences, if any, of the Reorganization.

Forms of Organization

Fidelity Global High Income Fund and Fidelity High Income Fund are each diversified series of the trust, an open-end management investment company organized as a Massachusetts business trust on March 23, 1977. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of a Massachusetts business trust, governed by the same Declaration of Trust, the rights of the security holders of Fidelity Global High Income Fund under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the “Description of the Trust(s)” section of the funds’ Statements of Additional Information, which are incorporated herein by reference.

Operations of Fidelity High Income Fund Following the Reorganization

FMR does not expect Fidelity High Income Fund to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Fidelity High Income Fund’s management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Fidelity High Income Fund in their current capacities. Jared Beckerman, Benjamin Harrison and Alexandre Karam, who are currently Co-Portfolio Managers of Fidelity High Income Fund, are expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

The Acquiring Fund will be the accounting survivor.

Capitalization

The following table shows the capitalization of Fidelity Global High Income Fund and Fidelity High Income Fund as of October 31, 2023, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization. As of October 31, 2023, the net assets of Fidelity Global High Income Fund were $71,989,574, or 2.8% of Fidelity High Income Fund.

Fidelity Global High Income Fund(a)

	Net Assets	Net Asset Value Per Share	Shares Outstanding

Fidelity Global High Income Fund (Retail Class)	$57,757,217	$8.06	7,168,618

Fidelity Advisor Global High Income Fund – Class A	$7,601,606	$8.06	943,564

Fidelity Advisor Global High Income Fund – Class M	$2,508,242	$8.06	311,388

Fidelity Advisor Global High Income Fund – Class C	$1,310,396	$8.06	162,664

Fidelity Advisor Global High Income Fund – Class I	$2,812,113	$8.06	349,044

Fidelity High Income Fund

	Net Assets	Net Asset Value Per Share	Shares Outstanding

Fidelity High Income Fund (Retail Class)	$2,316,383,158	$7.14	324,208,257

Class A	$112,718,929	$7.14	15,777,263

Class M	$27,644,796	$7.14	3,869,675

Class C	$10,391,192	$7.15	1,453,898

Class I	$55,043,990	$7.15	7,701,282

Class Z	$55,462,994	$7.14	7,763,870

Fidelity High Income Fund Pro Forma

	Net Assets	Net Asset Value Per Share	Shares Outstanding

Fidelity High Income Fund (Retail Class)	$2,374,140,375	$7.14	332,297,503

Class A	$120,320,535	$7.14	16,841,914

Class M	$30,153,038	$7.14	4,220,969

Class C	$11,701,588	$7.15	1,637,170

Class I	$57,856,103	$7.15	8,094,585

Class Z	$55,462,994	$7.14	7,763,870

(a)	Fidelity Global High Income Fund’s estimated one-time Reorganization costs is approximately $94,000.

The table above assumes that the Reorganization occurred on October 31, 2023. The table is for information purposes only. No assurance can be given as to how many Fidelity High Income Fund shares will be received by shareholders of Fidelity Global High Income Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fidelity High Income Fund that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Board of Trustees of the Trust at a meeting held on March 6, 2024. The Board of Trustees determined that the Reorganization is in the best interests of shareholders of Fidelity Global High Income Fund and Fidelity High Income Fund and that the interests of existing shareholders of Fidelity Global High Income Fund and Fidelity High Income Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Fidelity Global High Income Fund will continue to engage in business as a fund of a registered investment company and the Board of Trustees of the trust may consider other proposals for the Reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Fidelity High Income Fund’s financial highlights for the last five fiscal years ended April 30 (audited), updated to include semi-annual data for the six month period ended October 31, 2023 (unaudited), are shown in the tables below:

Fidelity® High Income Fund
	Six months ended (Unaudited) October 31, 2023		Years ended April 30,
			2023	2022		2021	2020		2019

Selected Per-Share Data

Net asset value, beginning of period	$7.43		$7.91	$8.71		$7.93	$8.83		$8.83

Income from Investment Operations

Net investment income (loss)A,B	.226		.408	.371		.392	.464		.493

Net realized and unrealized gain (loss)	(.312)		(.500)	(.761)		.772	(.909)		–

Total from investment operations	(.086)		(.092)	(.390)		1.164	(.445)		.493

Distributions from net investment income	(.204)		(.388)	(.410)		(.384)	(.455)		(.493)

Total distributions	(.204)		(.388)	(.410)		(.384)	(.455)		(.493)

Net asset value, end of period	$7.14		$7.43	$7.91		$8.71	$7.93		$8.83

Total ReturnC,D	(1.20)%		(1.04)%	(4.75)%		14.89%	(5.35)%		5.83%

Ratios to Average Net AssetsB,E,F

Expenses before reductions	.65	%G	.73%	.70%		.69%	.69%		.70%

Expenses net of fee waivers, if any	.64	%G	.73%	.70%		.69%	.69%		.70%

Expenses net of all reductions	.64	%G	.73%	.70%		.69%	.69%		.70%

Net investment income (loss)	6.11	%G	5.48%	4.31%		4.61%	5.33%		5.66%

Supplemental Data

Net assets, end of period (in millions)	$2,316		$2,567	$3,181		$4,139	$3,871		$4,392

Portfolio turnover rateH	38	%G	35%	54	%I	62%	44	%I	62	%J

A	Calculated based on average shares outstanding during the period.

B

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

C	Total returns for periods of less than one year are not annualized.

D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G	Annualized.

H	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I	Portfolio turnover rate excludes securities received or delivered in-kind.

J	The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® High Income Fund Class A
	Six months ended (Unaudited) October 31, 2023		Years ended April 30,
			2023	2022		2021	2020		2019A

Selected Per-Share Data

Net asset value, beginning of period	$7.43		$7.91	$8.71		$7.93	$8.83		$8.56

Income from Investment Operations

Net investment income (loss)B,C	.215		.387	.345		.368	.438		.192

Net realized and unrealized gain (loss)	(.312)		(.501)	(.760)		.772	(.908)		.286

Total from investment operations	(.097)		(.114)	(.415)		1.140	(.470)		.478

Distributions from net investment income	(.193)		(.366)	(.385)		(.360)	(.430)		(.208)

Total distributions	(.193)		(.366)	(.385)		(.360)	(.430)		(.208)

Net asset value, end of period	$7.14		$7.43	$7.91		$8.71	$7.93		$8.83

Total ReturnD,E,F	(1.35)%		(1.33)%	(5.02)%		14.56%	(5.63)%		5.68%

Ratios to Average Net AssetsC,G,H

Expenses before reductions	.94	%I	1.02%	.99%		.98%	.98%		.99	%I

Expenses net of fee waivers, if any	.93	%I	1.02%	.99%		.98%	.98%		.99	%I

Expenses net of all reductions	.93	%I	1.02%	.99%		.98%	.98%		.99	%I

Net investment income (loss)	5.82	%I	5.19%	4.02%		4.32%	5.04%		5.60	%I

Supplemental Data

Net assets, end of period (in millions)	$113		$119	$132		$148	$144		$170

Portfolio turnover rateJ	38	%I	35%	54	%K	62%	44	%K	62	%L

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F	Total returns do not include the effect of the sales charges.

G

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I	Annualized.

J	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K	Portfolio turnover rate excludes securities received or delivered in-kind.

L	The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® High Income Fund Class M
	Six months ended (Unaudited) October 31, 2023		Years ended April 30,
			2023	2022		2021	2020		2019A

Selected Per-Share Data

Net asset value, beginning of period	$7.43		$7.91	$8.71		$7.93	$8.83		$8.56

Income from Investment Operations

Net investment income (loss)B,C	.215		.386	.345		.367	.438		.191

Net realized and unrealized gain (loss)	(.312)		(.500)	(.761)		.772	(.909)		.286

Total from investment operations	(.097)		(.114)	(.416)		1.139	(.471)		.477

Distributions from net investment income	(.193)		(.366)	(.384)		(.359)	(.429)		(.207)

Total distributions	(.193)		(.366)	(.384)		(.359)	(.429)		(.207)

Net asset value, end of period	$7.14		$7.43	$7.91		$8.71	$7.93		$8.83

Total ReturnD,E,F	(1.35)%		(1.34)%	(5.03)%		14.55%	(5.64)%		5.68%

Ratios to Average Net AssetsC,G,H

Expenses before reductions	.94	%I	1.03%	1.00%		.99%	.99%		1.01	%I

Expenses net of fee waivers, if any	.93	%I	1.02%	1.00%		.99%	.99%		1.01	%I

Expenses net of all reductions	.93	%I	1.02%	1.00%		.99%	.99%		1.01	%I

Net investment income (loss)	5.82	%I	5.18%	4.01%		4.31%	5.02%		5.59	%I

Supplemental Data

Net assets, end of period (in millions)	$28		$29	$30		$36	$40		$50

Portfolio turnover rateJ	38	%I	35%	54	% K	62%	44	% K	62	%L

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F	Total returns do not include the effect of the sales charges.

G

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I	Annualized.

J	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K	Portfolio turnover rate excludes securities received or delivered in-kind.

L	The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® High Income Fund Class C
	Six months ended (Unaudited) October 31, 2023		Years ended April 30,
			2023	2022		2021	2020		2019A

Selected Per-Share Data

Net asset value, beginning of period	$7.43		$7.91	$8.71		$7.93	$8.83		$8.56

Income from Investment Operations

Net investment income (loss)B,C	.187		.330	.281		.302	.372		.166

Net realized and unrealized gain (loss)	(.303)		(.501)	(.763)		.772	(.909)		.285

Total from investment operations	(.116)		(.171)	(.482)		1.074	(.537)		.451

Distributions from net investment income	(.164)		(.309)	(.318)		(.294)	(.363)		(.181)

Total distributions	(.164)		(.309)	(.318)		(.294)	(.363)		(.181)

Net asset value, end of period	$7.15		$7.43	$7.91		$8.71	$7.93		$8.83

Total ReturnD,E,F	(1.59)%		(2.09)%	(5.75)%		13.68%	(6.35)%		5.36%

Ratios to Average Net AssetsC,G,H

Expenses before reductions	1.71	%I	1.79%	1.76%		1.75%	1.75%		1.77	%I

Expenses net of fee waivers, if any	1.70	%I	1.79%	1.76%		1.75%	1.75%		1.77	%I

Expenses net of all reductions	1.70	%I	1.79%	1.76%		1.75%	1.75%		1.77	%I

Net investment income (loss)	5.04	%I	4.42%	3.25%		3.55%	4.27%		4.84	%I

Supplemental Data

Net assets, end of period (in millions)	$10		$12	$17		$30	$36		$52

Portfolio turnover rateJ	38	%I	35%	54	%K	62%	44	%K	62	%L

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F	Total returns do not include the effect of the contingent deferred sales charge.

G

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I	Annualized.

J	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K	Portfolio turnover rate excludes securities received or delivered in-kind.

L	The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® High Income Fund Class I
	Six months ended (Unaudited) October 31, 2023		Years ended April 30,
			2023	2022		2021	2020		2019A

Selected Per-Share Data

Net asset value, beginning of period	$7.43		$7.91	$8.71		$7.93	$8.83		$8.56

Income from Investment Operations

Net investment income (loss)B,C	.221		.401	.390		.390	.458		.199

Net realized and unrealized gain (loss)	(.302)		(.499)	(.774)		.771	(.907)		.286

Total from investment operations	(.081)		(.098)	(.384)		1.161	(.449)		.485

Distributions from net investment income	(.199)		(.382)	(.416)		(.381)	(.451)		(.215)

Total distributions	(.199)		(.382)	(.416)		(.381)	(.451)		(.215)

Net asset value, end of period	$7.15		$7.43	$7.91		$8.71	$7.93		$8.83

Total ReturnD,E	(1.12)%		(1.12)%	(4.68)%		14.85%	(5.40)%		5.77%

Ratios to Average Net AssetsC,F,G

Expenses before reductions	.78	%H	.85%	.72%		.73%	.74%		.78	%H

Expenses net of fee waivers, if any	.75	%H	.80%	.71%		.73%	.74%		.78	%H

Expenses net of all reductions	.75	%H	.80%	.71%		.73%	.74%		.78	%H

Net investment income (loss)	5.99	%H	5.41%	4.29%		4.57%	5.28%		5.81	%H

Supplemental Data

Net assets, end of period (in millions)	$55		$111	$85		$4,010	$558		$448

Portfolio turnover rateI	38	%H	35%	54	%J	62%	44	%J	62	%K

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H	Annualized.

I	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J	Portfolio turnover rate excludes securities received or delivered in-kind.

K	The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity High Income Fund’s financial highlights should be read in conjunction with the financial statements audited by PricewaterhouseCoopers LLP contained in the fund’s Annual Report to Shareholders and the unaudited financial statements contained in the fund’s Semi-Annual Report to Shareholders, which are incorporated by reference into the Statements of Additional Information relating to this Information Statement.

Fidelity Global High Income Fund’s financial highlights for the fiscal year ended April 30, 2023, which are included in the fund’s Prospectus and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders. The financial highlights are updated to include the corresponding semiannual data (unaudited) included in the Semiannual Report to Shareholders for the six-month period ended October 31, 2023. Fidelity Global High Income Fund’s updated financial highlights are incorporated herein by reference.

The financial highlights audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Expenses

FMR will bear a portion of the one-time administrative costs associated with the Reorganization. Any transaction costs associated with portfolio adjustments to Fidelity Global High Income Fund and Fidelity High Income Fund due to the Reorganization that occur prior to the Closing Date will be borne by Fidelity Global High Income Fund and Fidelity High Income Fund, respectively, notwithstanding the contractual expense caps in place with respect to each class of Fidelity Global High Income Fund. Any transaction costs associated with portfolio adjustments to Fidelity Global High Income Fund and Fidelity High Income Fund due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Fidelity High Income Fund that occur after the Closing Date will be borne by Fidelity High Income Fund.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding material to the beneficial owners of shares. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

For a free copy of the funds’ annual reports for the fiscal year ended April 30, 2023 and semiannual reports for the fiscal period ended October 31, 2023 call 1-800-544-8544 (Retail Class) or 1-877-208-0098 (Advisor Classes), log-on to www.fidelity.com (Retail Class) or institutional.fidelity.com (Advisor Classes), or write to FDC at 900 Salem Street, Smithfield, Rhode Island 02917.

Share Ownership

As of March 31, 2024, shares of each class of Fidelity Global High Income Fund and Fidelity High Income Fund issued and outstanding were as follows:

Number of Shares
Fidelity Global High Income Fund – Retail Class	7,145,640.31
Fidelity Advisor Global High Income Fund – Class A	926,485.64
Fidelity Advisor Global High Income Fund – Class M	331,272.81
Fidelity Advisor Global High Income Fund – Class C	150,931.24
Fidelity Advisor Global High Income Fund – Class I	317,978.49
Fidelity High Income Fund – Retail Class	313,225,702.82
Fidelity Advisor High Income Fund – Class A	15,528,622.23
Fidelity Advisor High Income Fund – Class M	4,030,173.45
Fidelity Advisor High Income Fund – Class C	1,353,458.54
Fidelity Advisor High Income Fund – Class I	9,787,747.41
Fidelity Advisor High Income Fund – Class Z	9,757,780.32

As of March 31, 2024, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class’s total outstanding shares, with respect to each fund.

As of March 31, 2024, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor Global High Income Fund – Class A	HADLEY	BOULDER	CO	12.40%
Fidelity Advisor Global High Income Fund – Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.91%
Fidelity Advisor Global High Income Fund – Class A	PERSHING LLC	JERSEY CITY	NJ	7.81%
Fidelity Advisor Global High Income Fund – Class C	PERSHING LLC	JERSEY CITY	NJ	11.62%
Fidelity Advisor Global High Income Fund – Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	11.21%
Fidelity Advisor Global High Income Fund – Class C	AMERICAN PORTFOLIOS FINANCIAL	KNOXVILLE	TN	8.13%
Fidelity Advisor Global High Income Fund – Class C	CETERA ADVISORS LLC	HONOLULU	HI	7.26%
Fidelity Advisor Global High Income Fund – Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	15.07%
Fidelity Advisor Global High Income Fund – Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	6.18%
Fidelity Advisor Global High Income Fund – Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	9.86%
Fidelity Advisor Global High Income Fund – Class M	GLP INVESTMENT SERVICES LLC	GROSSE POINTE PARK	MI	8.74%

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of Fidelity High Income Fund shares have been passed upon by Dechert LLP, counsel to the trust.

Experts

The audited financial statements of Fidelity Global High Income Fund and Fidelity High Income Fund are incorporated by reference into the Statement of Additional Information relating to this Information Statement and have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are included in the funds’ Annual Reports to Shareholders for the fiscal year ended April 30, 2023. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. The unaudited financial statements for each fund for the six-month period ended October 31, 2023 are also incorporated by reference into the Statement of Additional Information relating to this Information Statement.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, Massachusetts, 02210, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of March 6, 2024, by and between Fidelity Summer Street Trust, a Massachusetts business trust, on behalf of its series Fidelity Global High Income Fund (the Acquired Fund) and Fidelity High Income Fund (the Acquiring Fund). Fidelity Summer Street Trust may be referred to herein as the “Trust.” The Trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 245 Summer Street, Boston, Massachusetts 02210. The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the “Funds” or each individually as the “Fund.”

This Agreement is intended to be, and is adopted as, a plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The Reorganization will comprise: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for shares of beneficial interest in the Acquiring Fund (the Acquiring Fund Shares) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities; and (b) the constructive distribution of such shares by the Acquired Fund pro rata to its shareholders in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the “Reorganization.”

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

(a) The Acquired Fund is a series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectuses and Statements of Additional Information of the Acquired Fund dated June 29, 2023, as supplemented, previously furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquiring Fund;

(e) The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquired Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquired Fund at April 30, 2023, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquiring Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 2023. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Acquired Fund’s financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquired Fund’s results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2023 and those incurred in the ordinary course of the Acquired Fund’s business as an investment company since April 30, 2023;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Trust on Form N–14 relating to the shares of the Acquiring Fund issuable hereunder and the information statement of the Acquired Fund included therein (Information Statement), on the effective date of the Registration Statement and insofar as they relate to the Acquired Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Information Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used in this Agreement shall include the District of Columbia and Puerto Rico);

(j) The Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquired Fund’s officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on April 30, 2024 and its taxable year ending on the Closing Date;

(l) All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Acquired Fund’s Statements of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(m) As of both the Valuation Time (as defined in Section 4) and the Closing Date, the Acquired Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Acquired Fund’s portfolio securities and any such other assets as contemplated by this Agreement, the Acquiring Fund will acquire the Acquired Fund’s portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Acquiring Fund) and without any restrictions upon the transfer thereof; and

(n) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

(a) The Acquiring Fund is a series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectuses and Statements of Additional Information of the Acquiring Fund, dated June 29, 2023, as supplemented, previously furnished to the Acquired Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquired Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquired Fund;

(e) The Acquiring Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquiring Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquiring Fund at April 30, 2023, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquired Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 2023. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquiring Fund’s financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquiring Fund’s results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2023 and those incurred in the ordinary course of the Acquiring Fund’s business as an investment company since April 30, 2023;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws;

(i) The Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquiring Fund’s officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on April 30, 2024 and its taxable year that includes the Closing Date;

(k) As of the Closing Date, the shares of beneficial interest of the Acquiring Fund to be issued to the Acquired Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s Statement of Additional Information) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

(m) The Registration Statement and the Information Statement, on the effective date of the Registration Statement and insofar as they relate to the Acquiring Fund, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, sell, convey, transfer, and deliver to the Acquiring Fund as of the Closing Date all of the assets of the Acquired Fund of every kind and nature existing on the Closing Date. The Acquiring Fund agrees in exchange therefor: (i) to assume all of the Acquired Fund’s liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder, less the value of the liabilities of the Acquired Fund, determined as provided for under Section 4.

(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include (except as otherwise provided for herein) all of the Acquired Fund’s liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, the Acquired Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Acquiring Fund Shares in exchange for such shareholders’ shares of beneficial interest in the Acquired Fund and the Acquired Fund will be liquidated in accordance with the Acquired Fund’s Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds’ transfer agent opening accounts on the Acquiring Fund’s share transfer books in the names of the Acquired Fund shareholders and transferring the Acquiring Fund shares thereto. Each Acquired Fund shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund shares due that shareholder. All outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s share transfer records. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

(e) Any reporting responsibility of the Acquired Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Fund’s books of the Acquired Fund shares constructively exchanged for the Acquiring Fund Shares shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder less the liabilities of the Acquired Fund, determined as provided in this Section 4.

(c) The net asset value per share of the Acquiring Fund shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund transferred hereunder, and the value of the liabilities of the Acquired Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Acquiring Fund shares and the value of the assets and liabilities of the Acquired Fund shall be computed in the manner set forth in the then-current Acquiring Fund Prospectuses and Statements of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR LLC, in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund.

5. FEES; EXPENSES.

(a) The Acquired Fund’s investment adviser (the “Adviser”) will assume a portion of the expenses incurred by the Trust and the Acquired Fund in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses shall include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify Acquiring Fund shares to be issued in connection herewith in each state in which Acquired Fund shareholders are resident as of the date of the mailing of the Information Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; and (vii) legal fees. The Acquired Fund shall be responsible for all remaining expenses not assumed by the Adviser, fees and other charges in connection with the transactions contemplated by this Agreement.

(b) Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to the Acquiring Fund will be borne by the Acquiring Fund.

(c) Each of the Acquiring Fund and the Acquired Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 245 Summer Street, Boston, Massachusetts, as of the Valuation Time on September 13, 2024, or at some other time, date, and place agreed to by the Acquired Fund and the Acquiring Fund (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Acquired Fund and the net asset value per share of the Acquiring Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. TERMINATION OF THE ACQUIRED FUND.

The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall be terminated as a series of the Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND.

(a) That, as of the Valuation Time and the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That this Agreement and the transactions contemplated herein are approved by the Board of Trustees of the Trust on behalf of the Acquired Fund;

(c) That, on or prior to the Closing Date, the Acquired Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That the Acquiring Fund at the Closing shall have access to a statement of the Acquired Fund’s assets and liabilities, together with a list of its portfolio securities showing each such security’s adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time;

(e) That the Acquired Fund’s custodian shall deliver to the Acquiring Fund a certificate identifying the assets of the Acquired Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Acquiring Fund; (ii) the Acquired Fund’s assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian’s knowledge, all applicable taxes (including stock transfer taxes, if any) in conjunction with the delivery of the assets, that the custodian has been notified are due, have been paid or provision for payment has been made;

(f) That the Acquiring Fund at the Closing shall have access to the number of shares of the Acquired Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder, as maintained by the Acquired Fund’s transfer agent;

(g) Reserved;

(h) That there has been no material adverse change in the Acquired Fund’s financial position since April 30, 2023, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

(a) That the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an authorized officer of the Trust, dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That, as of the Valuation Time and the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects, and the Acquiring Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That the Acquired Fund shall have received an opinion of Dechert LLP, counsel to the Acquired Fund and the Acquiring Fund, to the effect that the Acquiring Fund shares are duly authorized and upon delivery to the Acquired Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Acquiring Fund (except as disclosed in the Acquiring Fund’s Statement of Additional Information) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) Reserved;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, and including “no action” positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund and the Acquired Fund, threatened by the Commission; and

(f) That the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP satisfactory to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code.

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(iii) The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

(iv) The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(v) The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

(vi) The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii) The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares.

(viii) The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor.

(ix) An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) The Acquiring Fund and the Acquired Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) The Acquired Fund covenants that it is not acquiring the Acquiring Fund shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares; and

(d) The Acquired Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law, and after the Closing Date, the Acquired Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

The Acquiring Fund and the Acquired Fund may terminate this Agreement by mutual agreement. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Acquiring Fund or the Acquired Fund.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund’s shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund’s Amended and Restated Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund’s Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9912193.100	EQI24-PIS-0524

Supplement to the

Fidelity® Global High Income Fund and

Fidelity® High Income Fund

Class A, Class M, Class C, Class I, and Class Z

June 29, 2023

As Revised November 8, 2023

Prospectus

Reorganization. The Board of Trustees of Fidelity Summer Street Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Global High Income Fund and Fidelity® High Income Fund.

Each fund seeks a high level of current income. Growth of capital may also be considered.

As a result of the proposed Reorganization, shareholders of each class of Fidelity® Global High Income Fund would receive shares of the corresponding class of Fidelity® High Income Fund.

The Agreement provides for the transfer of all of the assets of Fidelity® Global High Income Fund in exchange for corresponding shares of Fidelity® High Income Fund equal in value to the net assets of Fidelity® Global High Income Fund and the assumption by Fidelity® High Income Fund of all of the liabilities of Fidelity® Global High Income Fund. After the exchange, Fidelity® Global High Income Fund will distribute the Fidelity® High Income Fund shares to its shareholders pro rata, in liquidation of Fidelity® Global High Income Fund. As a result, shareholders of Fidelity® Global High Income Fund will become shareholders of Fidelity® High Income Fund (these transactions are collectively referred to as the “Reorganization”).

Shareholders of Fidelity® Global High Income Fund will receive a combined information statement and prospectus containing more information with respect to the Reorganization, and a summary of the Board’s considerations in approving the Agreement.

The Reorganization, which does not require shareholder approval, is expected to take place on or about September 13, 2024. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity® Global High Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

Effective the close of business on March 22, 2024, new positions in Fidelity® Global High Income Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on March 22, 2024, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if a qualifying fund is already established as an investment option under the plans (or under another plan sponsored by the same employer), 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included a qualifying fund as a core investment option, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and already included the fund in their discretionary account program, 4) by a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, 5) by a portfolio manager of the fund, 6) by a fee deferral plan offered to trustees of certain Fidelity® funds, if the fund is an investment option under the plan, and 7) by qualified intermediaries to facilitate in-kind redemption activity when deemed by the Adviser to be in the best interests of the fund, and 8) by certain asset pools associated with an organization that already offers a qualifying fund as an investment option in its retirement plan(s). These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Effective after the close of business on May 20, 2024, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

In connection with the Reorganization, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of Fidelity® Global High Income Fund unless and until the registration statement becomes effective. Shareholders should read the information statement/ prospectus, which contains important information about the Reorganization, when it becomes available. For a free copy of the information statement/ prospectus, please contact Fidelity at 1-877-208-0098. The information statement/prospectus will also be available on the Securities and Exchange Commission’s website (www.sec.gov).

For more detailed information, please contact Fidelity at 1-877-208-0098.

The following information replaces similar information found in the “Appendix” section under the “Sales Charge Waiver Policies Applied by Certain Intermediaries” heading.

Merrill Lynch

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in a fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/ funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

•

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

•	Shares purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

•

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

•

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

•	Shares sold due to return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Effective March 1, 2024, each fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. Each amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating each fund out of each class’s management fee.

The following information replaces similar information for Fidelity® Global High Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I

Management fee	0.84%A,B	0.84%A,B	0.84%A,B	0.84%A,B

Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None

Other expenses	0.28%B	0.28%B	0.28%B	0.28%B

Total annual operating expenses	1.37%	1.37%	2.12%	1.12%

Fee waiver and/or expense reimbursement	0.32%C	0.32%C	0.32%C	0.32%C

Total annual operating expenses after fee waiver and/or expense reimbursement	1.05%	1.05%	1.80%	0.80%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.22% for Class A, 0.24% for Class M, 0.24% for Class C, and 0.23% for Class I was previously charged under the services agreements.

B Adjusted to reflect current fees.

C Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed

1.05%, 1.05%, 1.80%, and 0.80% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class M, Class C, or Class I of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through August 31, 2024. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.

	Class A		Class M		Class C		Class I

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares

1 year	$ 503	$ 503	$ 503	$ 503	$ 283	$ 183	$ 82	$ 82

3 years	$ 776	$ 776	$ 776	$ 776	$ 622	$ 622	$ 313	$ 313

5 years	$ 1,080	$ 1,080	$ 1,080	$ 1,080	$ 1,099	$ 1,099	$ 575	$ 575

10 years	$ 1,944	$ 1,944	$ 1,944	$ 1,944	$ 2,226	$ 2,226	$ 1,324	$ 1,324

The following information replaces similar information for Fidelity® High Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z

Management fee	0.71%A,B	0.72%A,B	0.72%A,B	0.72%A,B	0.61%A,B

Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None

Other expenses	0.01%B	0.01%B	0.01%B	0.01%B	0.01%B

Acquired fund fees and expenses	0.17%C	0.17%C	0.17%C	0.17%C	0.17%C

Total annual operating expenses	1.14%C	1.15%C	1.90%C	0.90%C	0.79%C

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.19% for Class A, 0.19% for Class M, 0.22% for Class C, 0.23% for Class I, and 0.08% for Class Z was previously charged under the services agreements.

B Adjusted to reflect current fees.

C Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 0.98%, 0.99%, 1.74%, 0.74% and 0.63% for Class A, Class M, Class C, Class I and Class Z, respectively.

	Class A		Class M		Class C		Class I		Class Z

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares

1 year	$ 512	$ 512	$ 513	$ 513	$ 293	$ 193	$ 92	$ 92	$ 81	$ 81

3 years	$ 748	$ 748	$ 751	$ 751	$ 597	$ 597	$ 287	$ 287	$ 252	$ 252

5 years	$ 1,003	$ 1,003	$ 1,008	$ 1,008	$ 1,026	$ 1,026	$ 498	$ 498	$ 439	$ 439

10 years	$ 1,731	$ 1,731	$ 1,742	$ 1,742	$ 2,024	$ 2,024	$ 1,108	$ 1,108	$ 978	$ 978

The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.

Each class of each fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once a fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for each class of shares of each fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) the amount listed below:

		Class A	Class M	Class C	Class I

Fidelity® Global High Income Fund		0.85%	0.85%	0.85%	0.85%

	Class A	Class M	Class C	Class I	Class Z

Fidelity® High Income Fund	0.71%	0.72%	0.74%	0.76%	0.61%

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of a fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund’s assets, which do not vary by class.

Effective January 1, 2024, the following information supplements information for Fidelity® High Income Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.

Effective January 1, 2024, the following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Jared Beckerman is Co-Portfolio Manager of Fidelity® High Income Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.

AGHI-PSTK-0324-123
1.928679.123	March 13, 2024

Fidelity® Global High Income Fund

Class/Ticker

Fidelity Advisor® Global High Income Fund

A/FGHAX M/FGHTX C/FGHCX I/FGHIX

Fidelity® High Income Fund

Class/Ticker

Fidelity Advisor® High Income Fund

A/FGQMX M/FGRMX C/FGSMX I/FGTMX

Z/FGUMX

Prospectus

June 29, 2023

As Revised November 8, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.	245 Summer Street, Boston, MA 02210

Contents

Fund Summary	3	Fidelity® Global High Income Fund

	11	Fidelity® High Income Fund

Fund Basics	18	Investment Details

	23	Valuing Shares

Shareholder Information	25	Additional Information about the Purchase and Sale of Shares

	33	Converting Shares

	34	Exchanging Shares

	35	Rollover IRAs

	35	Account Features and Policies

	37	Dividends and Capital Gain Distributions

	39	Tax Consequences

Fund Services	40	Fund Management

	43	Fund Distribution

Appendix	55	Financial Highlights

	65	Additional Index Information

	67	Sales Charge Waiver Policies Applied by Certain Intermediaries

Prospectus	2

Fund Summary

Fund/Class:

Fidelity® Global High Income Fund/Fidelity Advisor® Global High Income Fund A, M, C, I

Investment Objective

Fidelity® Global High Income Fund seeks a high level of current income. Growth of capital may also be considered.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the “Fund Distribution” section beginning on page 43 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

Shareholder fees

(fees paid directly from your investment)

	Class A	Class M	Class C	Class I

Maximum sales charge (load) on purchases (as a % of offering price)	4.00%	4.00%	None	None

Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	NoneA	1.00%B	None

A

Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% and 0.25%, respectively.

B	On Class C shares redeemed less than one year after purchase.

3	Prospectus

Fund Summary – continued

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I

Management fee	0.70%	0.70%	0.70%	0.70%

Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None

Other expenses	0.43%	0.50%	0.50%	0.45%

Total annual operating expenses	1.38%	1.45%	2.20%	1.15%

Fee waiver and/or expense reimbursement	0.33%A	0.40%A	0.40%A	0.35%A

Total annual operating expenses after fee waiver and/or expense reimbursement	1.05%	1.05%	1.80%	0.80%

A

Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed 1.05%, 1.05%, 1.80%, and 0.80% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class M, Class C, or Class I of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through August 31, 2024. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

Prospectus	4

	Class A		Class M		Class C		Class I

	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

1 year	$503	$503	$503	$503	$283	$183	$82	$82

3 years	$777	$777	$789	$789	$636	$636	$318	$318

5 years	$1,084	$1,084	$1,111	$1,111	$1,130	$1,130	$587	$587

10 years	$1,954	$1,954	$2,021	$2,021	$2,283	$2,283	$1,355	$1,355

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

● Normally investing primarily in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), of U.S. and non-U.S. issuers, including emerging markets countries. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low-to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.

● Potentially investing in non-income producing securities, including defaulted securities and common stocks.

● Investing in companies in troubled or uncertain financial condition.

● Allocating investments across different countries and regions.

● Investing in securities issued throughout the world, including potentially significant investments in U.S. issuers.

5	Prospectus

Fund Summary – continued

● Using a base neutral mix of approximately 60% U.S. high yield, 20% emerging markets debt, 15% European high yield, and 5% Asian high yield.

● Adjusting allocation among markets within the following ranges: U.S. high yield (40%-80%); emerging markets debt (5%-35%); European high yield (0%-30%); and Asian high yield (0%-10%).

● Analyzing an issuer using fundamental factors (e.g., financial condition, earnings outlook, and strategy) and evaluating each security’s current price relative to estimated long-term value to select investments.

Principal Investment Risks

● Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

● Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.

● Foreign Exposure.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign exchange rates also can be extremely volatile.

● Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

An investment in the fund is not a

Prospectus	6

deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund’s shares from year to year and compares the performance of the fund’s shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The indexes have characteristics relevant to the fund’s investment strategies. Index descriptions appear in the “Additional Index Information” section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended

Highest Quarter Return	12.56%	June 30, 2020

Lowest Quarter Return	-15.75%	March 31, 2020

Year-to-Date Return	2.58%	March 31, 2023

7	Prospectus

Fund Summary – continued

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

	Past 1	Past 5	Past 10
For the periods ended December 31, 2022	year	years	years

Class A - Return Before Taxes	-14.45%	-0.01%	2.50%

Return After Taxes on Distributions	-15.97%	-1.81%	0.41%

Return After Taxes on Distributions and Sale of Fund Shares	-8.55%	-0.73%	1.02%

Class M - Return Before Taxes	-14.45%	-0.01%	2.50%

Class C - Return Before Taxes	-12.41%	0.05%	2.30%

Class I - Return Before Taxes	-10.67%	1.06%	3.18%

ICE® BofA® Global High Yield and Emerging Markets Plus Index

(reflects no deduction for fees, expenses, or taxes)	-15.74%	-0.38%	2.17%

Fidelity Global High Income Composite IndexSM

(reflects no deduction for fees, expenses, or taxes)	-12.43%	1.01%	3.10%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. FIL Investment Advisors and FIL Investment Advisors (UK) Limited and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Harley Lank (Co-Portfolio Manager)

has managed the fund since 2011.

James Durance (Co-Portfolio Manager) has managed the fund since 2019.

Timothy Gill (Co-Portfolio Manager) has managed the fund since 2019.

Alexandre Karam (Co-Portfolio Manager) has managed the fund since 2019.

Terrence Pang (Co-Portfolio Manager)

Prospectus	8

has managed the fund since 2020.

Tae Ho Ryu (Co-Portfolio Manager) has managed the fund since 2020.

Nader Nazmi (Co-Portfolio Manager) has managed the fund since 2020.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional.

You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative

1-877-208-0098

Mail

Overnight Express:
Fidelity Investments	Fidelity Investments
P.O. Box 770002	100 Crosby Parkway
Cincinnati, OH	Covington, KY 41015
45277-0081

Class I eligibility requirements are listed in the “Additional Information about the Purchase and Sale of Shares” section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver.

The price to buy one share of Class C or Class I is its NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC).

The price to sell one share of Class I is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or

9	Prospectus

Fund Summary – continued

their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

Prospectus	10

Fund Summary

Fund/Class:

Fidelity® High Income Fund/Fidelity Advisor® High Income Fund A, M, C, I, Z

Investment Objective

Fidelity® High Income Fund seeks a high level of current income. Growth of capital may also be considered.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Shareholder fees

(fees paid directly from your investment)

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the “Fund Distribution” section beginning on page 43 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

	Class A	Class M	Class C	Class I	Class Z

Maximum sales charge (load) on purchases (as a % of offering price)	4.00%	4.00%	None	None	None

Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	NoneA	1.00%B	None	None

A

Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% and 0.25%, respectively.

B	On Class C shares redeemed less than one year after purchase.

11	Prospectus

Fund Summary – continued

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z

Management fee	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None

Other expenses	0.22%	0.23%	0.24%	0.30%	0.11%

Acquired fund fees and expenses	0.14%A	0.14%A	0.14%A	0.14%A	0.14%A

Total annual operating expenses	1.16%A	1.17%A	1.93%A	0.99%A	0.80%A

A

Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 1.02%, 1.03%, 1.80%, 0.85% and 0.67% for Class A, Class M, Class C, Class I and Class Z, respectively.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I		Class Z

	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

1 year	$ 513	$ 513	$ 514	$ 514	$ 296	$ 196	$ 101	$ 101	$ 82	$ 82

3 years	$ 754	$ 754	$ 757	$ 757	$ 606	$ 606	$ 315	$ 315	$ 255	$ 255

5 years	$ 1,013	$ 1,013	$ 1,018	$ 1,018	$ 1,042	$ 1,042	$ 547	$ 547	$ 444	$ 444

10 years	$ 1,753	$ 1,753	$ 1,764	$ 1,764	$ 2,054	$ 2,054	$ 1,213	$ 1,213	$ 990	$ 990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Prospectus	12

Principal Investment Strategies

● Normally investing primarily in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

● Potentially investing in non-income producing securities, including defaulted securities and common stocks.

● Investing in companies in troubled or uncertain financial condition.

● Using the credit quality distribution of an index representing the overall high yield bond market, which as of April 30, 2023, was the ICE® BofA® US High Yield Constrained Index, as a guide in structuring the fund’s credit quality composition.

● Investing in domestic and foreign issuers.

● Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

● Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market,

including different market sectors, and different types of securities can react differently to these developments.

● Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.

● Foreign Exposure.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

● Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any

13	Prospectus

Fund Summary – continued

other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund’s shares from year to year and compares the performance of the fund’s shares to the performance of a securities market index over various periods of time. The index description appears in the “Additional Index Information” section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended

Highest Quarter Return	8.17%	June 30, 2020

Lowest Quarter Return	-13.40%	March 31, 2020

Year-to-Date Return	2.75%	March 31, 2023

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do

Prospectus	14

not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

	Past 1	Life of
For the periods ended December 31, 2022	year	class

Class A - Return Before Taxes	-15.77%	-0.22%A

Return After Taxes on Distributions	-17.34%	-2.14%A

Return After Taxes on Distributions and Sale of Fund Shares	-9.31%	-0.91%A

Class M - Return Before Taxes	-15.77%	-0.23%B

Class C - Return Before Taxes	-13.87%	0.01%C

Class I - Return Before Taxes	-12.15%	1.05%D

Class Z - Return Before Taxes	-11.94%	1.14%E

ICE® BofA® US High Yield Constrained Index

(reflects no deduction for fees, expenses, or taxes)	-11.21%	2.52%

A From December 4, 2018.

B From December 4, 2018.

C From December 4, 2018.

D From December 4, 2018.

E From December 4, 2018.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Alexandre Karam (Co-Portfolio Manager) has managed the fund since

2018.

Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2022.

15	Prospectus

Fund Summary – continued

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional.

You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative

1-877-208-0098

Mail

Fidelity Investments	Overnight Express: Fidelity Investments
P.O. Box 770002 Cincinnati, OH 45277-0081	100 Crosby Parkway Covington, KY 41015

Class I and Class Z eligibility requirements are listed in the “Additional Information about the Purchase and Sale of Shares” section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver.

The price to buy one share of Class C, Class I, or Class Z is its NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC).

The price to sell one share of Class I or Class Z is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These

Prospectus	16

payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

17	Prospectus

Fund Basics

Investment Details

Investment Objective

Fidelity® Global High Income Fund seeks a high level of current income. Growth of capital may also be considered.

Principal Investment Strategies

The Adviser normally invests the fund’s assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), of U.S. and non-U.S. issuers, including emerging markets. Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser’s ability to resell securities to the general public. The Adviser may also invest the fund’s assets in non-income producing securities, including defaulted securities and common stocks. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganization or financial restructurings. The proportions of the fund’s assets invested in each type of security vary based on the Adviser’s interpretation of economic conditions and underlying security values. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the

Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth.

The Adviser normally allocates the fund’s investments across different countries and regions.

Although the fund will invest in securities of issuers located throughout the world, it may invest a significant portion of its assets in securities of U.S. issuers.

The Adviser allocates the fund’s assets among four markets: U.S. high yield; emerging markets debt; European high yield; and Asian high yield. The fund’s neutral mix, or the benchmark for its combination of investments in each category over time, is 60% U.S. high yield, 20% emerging markets debt, 15% European high yield, and 5% Asian high yield. The Adviser periodically reviews, and may change, the fund’s neutral weightings.

The Adviser may adjust the fund’s allocation among markets within the following ranges: U.S. high yield (40%-80%); emerging markets debt (5%-35%); European high yield (0%-30%); and Asian high yield (0%-10%).

In buying and selling securities for the fund, the Adviser generally analyzes the issuer of a security using fundamental factors and evaluates each security’s current price relative to its estimated long-term value.

Prospectus	18

If the Adviser’s strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Fidelity® High Income Fund seeks a high level of current income. Growth of capital may also be considered.

Principal Investment Strategies

The Adviser normally invests the fund’s assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser’s ability to resell the securities to the general public. The Adviser may also invest the fund’s assets in non-income producing securities, including defaulted securities and common stocks. The Adviser currently intends to limit common stocks to 10% of the fund’s total assets. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Adviser uses the credit quality distribution of an index representing the overall high yield bond market as a guide in structuring the fund’s credit quality composition. As of April 30, 2023, the Adviser used the ICE® BofA® US High Yield Constrained Index to represent the overall high yield bond market.

The Adviser may invest the fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security’s structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security’s issuer.

If the Adviser’s strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay

19	Prospectus

Fund Basics – continued

current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Principal Investment Risks

Many factors affect each fund’s performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. A fund’s share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund’s reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund’s performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market,

and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could

Prospectus	20

have on the security’s price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political,

economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the

21	Prospectus

Fund Basics – continued

possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend Fidelity® Global High Income Fund’s securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease Fidelity® Global High Income Fund’s exposure to changing security prices, interest rates, or other factors that affect security values. The Adviser may invest the fund’s assets in investment-grade debt securities by investing in other funds.

The Adviser may also use various techniques, such as buying and selling futures contracts and swaps, to increase or decrease Fidelity® High Income Fund’s exposure to changing security prices, interest rates, or other factors that affect security values. In addition, the Adviser may also buy and

Prospectus	22

sell shares of exchange traded funds to manage credit market exposure. The Adviser may invest the fund’s assets in investment-grade debt securities by investing in other funds.

The Adviser may invest Fidelity® Global High Income Fund’s and Fidelity® High Income Fund’s assets in securities of private or newly public companies.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® High Income Fund seeks a high level of current income. Growth of capital may also be considered.

Non-Fundamental Investment Policies

Fidelity® Global High Income Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

Each fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV each business day as of the times noted in the table below. Each fund’s assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV Calculation
Times
Fund	(Eastern Time)
Fidelity® Global High Income Fund	4:00 p.m.

Fidelity® High Income Fund	4:00 p.m.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund’s assets are traded in other markets on days when the fund is not open for business, the value of the fund’s assets may be affected on those days. In addition, trading in some of a fund’s assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith

23	Prospectus

Fund Basics – continued

by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser’s opinion, a security’s value has been materially affected by events occurring before a fund’s pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Prospectus	24

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term “shares” generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional. Your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of a fund.

Information on Placing Orders

You should include the following information with any order:

●	Your name

●	Your account number

●	Type of transaction requested

●	Name(s) of fund(s) and class(es)

●	Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund’s NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy for each fund

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder’s account and each class of a multiple

25	Prospectus

Shareholder Information – continued

class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder’s control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser’s opinion, may be disruptive to the management of the fund or otherwise not be in the fund’s interests.

Exceptions

The following transactions are exempt from the fund’s excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund’s excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund’s Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine

Prospectus	26

whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund’s excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund’s policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund’s policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary’s clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund’s Treasurer is authorized to suspend the fund’s policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in “Valuing Shares,” the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund’s excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United

27	Prospectus

Shareholder Information – continued

States.

Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.

Additional Information Regarding Class I Eligibility

Class I shares generally are offered to:

1. Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer’s 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary;

Prospectus	28

9. Former Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds;

10. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class I shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker; and

11. Investors whose account is no longer associated with a financial intermediary and whose shares were exchanged by Fidelity from Class A, Class M, or Class C of the fund to Class I shares of the same fund; only in certain employee benefit plan accounts may such investors add to their position in Class I.

Investors may be able to purchase Class I in other circumstances. Please contact Fidelity or your investment professional for more information about Class I shares.

Additional Information Regarding Class Z Eligibility

Class Z shares generally are offered to:

1. Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer’s 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs;

2. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

3. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class Z shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker;

4. Mutual funds dedicated for use in Fidelity’s managed account programs, and investment vehicles dedicated for use by the Fidelity Investments Charitable Gift Fund, for which Fidelity serves as investment manager; and

5. Employee benefit plans sponsored by FMR LLC or an affiliate.

Investors may be able to purchase Class Z in other circumstances. Please

29	Prospectus

Shareholder Information – continued

contact Fidelity or your investment professional for more information about Class Z shares.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class C, Class I, or Class Z is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I and Class Z shares are sold without a sales charge.

If you pay a front-end sales charge, your price will be Class A’s or Class M’s offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A’s or Class M’s NAV.

The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A’s or Class M’s NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class’s NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and

Prospectus	30

collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I or Class Z is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See “Policies Concerning the Redemption of Fund Shares” below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

● When you wish to sell more than $100,000 worth of shares.

● When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.

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Shareholder Information – continued

● When you are requesting that redemption proceeds be paid to someone other than the account owner.

● In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

● Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

● Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

● Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.

● You will not receive interest on amounts represented by uncashed redemption checks.

● Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Class Z: When your relationship with your managed account provider is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for

Prospectus	32

transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Converting Shares

A fund will automatically convert your class of shares of the fund to Class Z shares, if Class Z of the fund is available under your plan.

A fund may convert your Class Z shares to another class of shares of the fund, including classes of shares not offered in this prospectus that are available under your plan, if your plan is no longer eligible to offer Class Z. Information on the other classes of shares of the fund can be found in that class’s prospectus. Investors will be notified in writing before any such conversion to another class.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Conversion Feature. After a maximum of eight years from the initial date of purchase, Class C shares convert automatically to Class A shares of a fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class C shares bought through the re-investment of dividends or capital gains (Dividend Shares) will also

33	Prospectus

Shareholder Information – continued

convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class C non-Dividend Shares to your total Class C non-Dividend Shares. A fund may convert shares sooner in certain circumstances. A shorter holding period may also apply depending on your intermediary. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of this prospectus.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.

As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Advisor M Class shares of Fidelity® Government Money Market Fund. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.

As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.

As a Class Z shareholder, you have the privilege of exchanging Class Z shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or Class Z shares of other Fidelity® funds available through your employee benefit plan, or if the Fidelity® fund does not offer Class Z shares, then other classes of the Fidelity® fund that are available through your plan.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the Statement of Additional Information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

Prospectus	34

● The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

● Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser’s judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

● An exchange of shares is not subject to any applicable CDSCs.

● Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.

● The shares you are acquiring by exchange must be available for sale in your state.

● Exchanges may have tax consequences for you if you own shares in a taxable account.

● If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

● Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund’s prospectus for details.

Rollover IRAs

Class Z shares generally are not available to IRA rollover accounts. Assets from retirement plans may be invested in other class(es) of shares of the fund through an IRA rollover, including class(es) of shares not offered in this prospectus. Each class of each fund has different expenses and features and may have higher expenses than Class Z shares. Information on the other class(es) of shares of each fund, including any class expenses and features, can be found in the applicable class’s prospectus.

Please contact your investment professional for more information.

Account Features and Policies

Features

The following features may be available to buy and sell shares of a fund. Visit institutional.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity

35	Prospectus

Shareholder Information – continued

Advisor Money Line®): electronic money movement through the Automated Clearing House

● To transfer money between a bank account and your fund account.

● You can use electronic funds transfer to:

● Make periodic (automatic) purchases of shares.

● Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

● To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

● To make contributions from your fund account to your Fidelity Advisor® IRA.

● To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

● Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

● Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable

Prospectus	36

security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally declares dividends and pays capital gain distributions per the tables below:

Fund Name	Dividends Paid

Fidelity® Global High Income Fund	Declares daily and pays monthly

Fidelity® High Income Fund	Declares daily and pays monthly

Fund Name	Capital Gains Paid

Fidelity® Global High Income Fund	June, December

Fidelity® High Income Fund	June, December

Earning Dividends

A fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally

37	Prospectus

Shareholder Information – continued

begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.

Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.

2. Income-Earned Option.

Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.

Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.

Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact Fidelity or your investment professional directly.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed

Prospectus	38

distribution checks.

Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you (for non-retirement accounts).

Taxes on Distributions

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because a fund’s income is primarily derived from interest, dividends from a fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity® fund that offers Advisor classes of shares or shares of Fidelity® funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

39	Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified goal.

Adviser

FMR. The Adviser is each fund’s manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates’ assets under management.

As the manager, the Adviser has overall responsibility for directing each fund’s investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom, serves as a subadviser for each fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Global High Income Fund and Fidelity® High Income Fund.

Fidelity Management &

Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Global High Income Fund and Fidelity® High Income Fund.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Global High Income Fund and Fidelity® High Income Fund.

FIL Investment Advisors (FIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of December 31, 2022, FIA had approximately $7.0 billion in discretionary assets under management.

Prospectus	40

Currently, FIA has day-to-day responsibility for choosing certain types of investments for Fidelity® Global High Income fund.

FIL Investment Advisors (UK) Limited (FIA(UK)), at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2022, FIA(UK) had approximately $5.6 billion in discretionary assets under management.

Currently, FIA(UK) has day-to-day responsibility for choosing certain types of investments for Fidelity® Global High Income fund.

Portfolio Manager(s)

James Durance is Co-Portfolio Manager of Fidelity® Global High Income Fund, which he has managed since 2019. Since joining Fidelity International in 2013, Mr. Durance has worked as a senior credit analyst and portfolio manager.

Timothy Gill is Co-Portfolio Manager of Fidelity® Global High Income Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Gill has worked as an assistant portfoilo manager and portfolio manager.

Alexandre Karam is Co-Portfolio Manager of Fidelity® Global High Income Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager.

Harley Lank is Co-Portfolio Manager of Fidelity® Global High Income Fund, which he has managed since 2011. He also manages other funds. Since joining Fidelity Investments in 1996, Mr. Lank has worked as a research analyst and portfolio manager.

Nader Nazmi is Co-Portfolio Manager of Fidelity® Global High Income Fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 2020, Mr. Nazmi has worked as a research analyst and portfolio manager. Prior to joining the firm, Mr. Nazmi served as a sovereign analyst and macro strategist on the emerging markets debt team at Wellington Management from 2016 to 2020.

Terrence Pang is Co-Portfolio Manager of Fidelity® Global High Income Fund, which he has managed since 2020. Mr. Pang joined Fidelity International in 2013 and is part of the portfolio management team managing Asian High Yield and China High Yield Funds. Prior to joining the portfolio management team in January 2020, Mr. Pang has worked as a Credit Analyst working closely with Portfolio Managers, Traders & other Analysts, and as an assistant portfolio manager.

Tae Ho Ryu is Co-Portfolio Manager of Fidelity® Global High Income Fund, which he has managed since 2020. Mr. Ryu joined Fidelity International in 2010 and is part of the portfolio management team managing Asian High Yield and China High Yield funds.

41	Prospectus

Fund Services – continued

Before becoming a portfolio manager in January 2020, Mr. Ryu has worked as an analyst and assistant portfolio manager for Fidelity International. Before working in Fidelity International, Mr. Ryu was a Fixed Income Trader at Deutsche Asset Management based in Seoul for over 3 years.

Jared Beckerman will assume responsibilites as Co-Portfolio Manager of Fidelity® High Income Fund effective January 1, 2024. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.

Benjamin Harrison is Co-Portfolio Manager of Fidelity® High Income Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.

Alexandre Karam is Co-Portfolio Manager of Fidelity® High Income Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund’s average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

The group fee rate(s) for April 2023 and the annual individual fund fee rate(s) are reflected in the table below:

Prospectus	42

Fund	Group Fee	Individual
	Rate	Fund Fee
		Rate
Fidelity® Global High Income Fund	0.10%	0.60%

Fidelity® High Income Fund	0.10%	0.45%

The total management fee, as a percentage of a fund’s average net assets, for the fiscal year ended April 30, 2023, for each fund is shown in the following table. Because each fund’s management fee rate may fluctuate, a fund’s management fee may be higher or lower in the future.

Fund	Total Management
Fee Rate

Fidelity® Global High Income Fund	0.70%

Fidelity® High Income Fund	0.55%

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The Adviser pays FIA for providing sub-advisory services, and FIA in turn pays FIA(UK).

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund’s semi-annual report for the fiscal period ended October 31, 2022.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fidelity® High Income Fund may invest in a business development company (BDC) advised by the Adviser or its affiliates. The Adviser has contractually agreed to waive its management fee with respect to the portion of Fidelity® High Income Fund’s assets invested in such BDC. This waiver is in effect through August 31, 2024.

Fund Distribution

Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.

FDC distributes Class A, Class M, Class C, Class I, and Class Z shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares, including compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses for Class Z shares.

This may take the form of (as applicable):

● Sales charges and concessions (not applicable to Class I and Class Z shares).

● Distribution and/or service (12b-1) fees (not applicable to Class I and Class Z shares).

43	Prospectus

Fund Services – continued

● Finder’s fees (not applicable to Class C, Class I, and Class Z shares).

● Payments for additional distribution-related activities and/or shareholder services.

● Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC (back-end) waivers. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus. In all instances, it is the purchaser’s responsibility to notify a fund or the purchaser’s intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.

For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from a fund or through another intermediary to receive these waivers or discounts.

The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.

Sales Charges and

Concessions - Class A

   Sales Charge

	As a % of	As an	Investment
	offering	approximate	professional
	price(a)	% of net	concession
		amount	as % of
		invested(a)	offering
			price
Less than $50,000(b)	4.00%	4.17%	3.75%

$50,000 but less than $100,000	3.75%	3.90%	3.50%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

Prospectus	44

$250,000 but less than $500,000	2.25%	2.30%	2.00%

$500,000 but less than $1,000,000	1.75%	1.78%	1.50%

$1,000,000 but less than $4,000,000	None	None	1.00%(c)

$4,000,000 but less than $25,000,000	None	None	0.50%(c)

$25,000,000 or more	None	None	0.25%(c)

(a) The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class’s NAV.

(b) Purchases of $10.00 or less will not pay a sales charge.

(c) Certain conditions and exceptions apply. See “Fund Services - Fund Distribution - Finder’s Fees.”

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class’s NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and

Concessions - Class M

       Sales Charge

	As a % of	As an	Investment
	offering	approximate	professional
	price(a)	% of net	concession
		amount	as % of
		invested(a)	offering
			price

Less than $50,000(b)	4.00%	4.17%	3.75%

$50,000 but less than $100,000	3.75%	3.90%	3.50%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $500,000	2.25%	2.30%	2.00%

$500,000 but less than $1,000,000	1.75%	1.78%	1.50%

$1,000,000 or more	None	None	0.25%(c)

(a) The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class’s NAV.

(b) Purchases of $10.00 or less will not pay a sales charge.

(c) Certain conditions and exceptions apply. See “Fund Services - Fund Distribution - Finder’s Fees.”

Investments in Class M shares of $1

45	Prospectus

Fund Services – continued

million or more may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class’s NAV.

When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Advisor M Class shares of Fidelity® Government Money Market Fund, your Class M shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an “individual” or “company” for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of “employee benefit plans” (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an “individual” or “company” for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D

Prospectus	46

Units, and Class P Units of the Fidelity Advisor® 529 Plan. Purchases may be aggregated across multiple intermediaries on the same day for the purpose of qualifying for the Combined Purchase program.

Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. Purchases and holdings may be aggregated across multiple intermediaries for the purpose of qualifying for the Rights of Accumulation program.

Letter of Intent. You may receive

a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Purchases may be aggregated across multiple intermediaries for the purpose of qualifying for the Letter of Intent program. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or

47	Prospectus

Fund Services – continued

Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class C shares may, upon redemption

less than one year after purchase, for any reason, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class’s NAV.

Investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. A concession will not apply to Class C shares acquired through reinvestment of dividends or capital gain distributions.

The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class’s shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class M shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b)

Prospectus	48

program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.

2. Purchased for an insurance company separate account.

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.

4. Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.

5. Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.

6. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.

7. Purchased to repay a loan against Class A or Class M shares held in the investor’s Fidelity Advisor® 403(b) program.

8. Purchased for an employer-sponsored health savings account.

9. (Applicable only to Class A) Purchased by a former Destiny® Planholder in a Fidelity Advisor® account that was converted directly from a Destiny® Plan account after September 30, 2008. This waiver shall apply as long as the ownership of the Fidelity Advisor® account does not change. If the Fidelity Advisor® account is no longer directly held at Fidelity, your intermediary may be able to apply the waiver, assuming the stated conditions are met. Please contact your investment professional for more information.

10. Purchased for a mutual fund only brokerage platform that charges a platform entrance fee and where the distributor has agreed with the broker to participate in such platform.

Pursuant to Rule 22d-1 under the

49	Prospectus

Fund Services – continued

Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A’s and Class M’s front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund’s merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A’s and Class M’s front-end sales charge on purchases of $10.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):

1. For disability or death.

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) in accordance with required minimum distributions as mandated by the Internal Revenue Code and related regulations.

3. For required minimum distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SAR-SEPs (excludes Roth accounts) as mandated by the Internal Revenue Code and related regulations.

4. Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.

5. (Applicable to Class A and Class M only) Held by insurance company separate accounts.

6. (Applicable to Class A and Class M

only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SAR-SEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).

7. (Applicable to Class A and Class M only) On which a finder’s fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder’s fee at the time of purchase).

8. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.

Finder’s Fees. Finder’s fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be

Prospectus	50

compensated at the time of purchase with a finder’s fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder’s fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder’s fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor’s $1 million Letter.

Accumulated account value for purposes of finder’s fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see “Combined Purchase, Rights of Accumulation, and Letter of Intent Programs” above.

Finder’s fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder’s fee. Finder’s fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of a fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.

You must reinstate your shares into an account with the same

51	Prospectus

Fund Services – continued

registration. This privilege may be exercised only once by a shareholder with respect to a fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Distribution and Service Plan(s)

Class A of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A of each fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A’s average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to each Class A plan, Class A of each fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A’s average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class A shares on which a finder’s fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class M of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M of each fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class M’s average net assets when the Trustees believe that it is in the best interests of Class M shareholders to do so.

In addition, pursuant to each Class M plan, Class M of each fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M’s average net assets throughout the month for providing shareholder support services.

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FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Class C of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of each fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to each Class C plan, Class C of each fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C’s average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter,

FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of Class A’s, Class M’s, and Class C’s assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for Class A, Class M, and Class C.

Class I of each fund and Class Z of Fidelity® High Income Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940

53	Prospectus

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Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for Class I and Class Z.

If payments made by the Adviser to FDC or to intermediaries under Class I’s and Class Z’s Distribution and Service Plan were considered to be paid out of Class I’s and Class Z’s assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

Prospectus	54

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Advisor® Global High Income Fund Class A
Years ended April 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.69	$9.79	$8.38	$9.48	$9.61

Income from Investment Operations
Net investment income (loss) A,B	.422	.367	.391	.445	.468
Net realized and unrealized gain (loss)	(.382)	(1.089)	1.394	(1.120)	(.115)

Total from investment operations	.040	(.722)	1.785	(.675)	.353

Distributions from net investment income	(.341)	(.378)	(.375)	(.425)	(.457)
Distributions from net realized gain	-	-	-	-	(.026)
Tax return of capital	(.029)	-	-	-	-

Total distributions	(.370)	(.378)	(.375)	(.425)	(.483)

Net asset value, end of period	$8.36	$8.69	$9.79	$8.38	$9.48

Total Return C,D	.64%	(7.64)%	21.59%	(7.44)%	3.88%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.38%	1.37%	1.34%	1.34%	1.32%
Expenses net of fee waivers, if any	1.17%	1.16%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.16%	1.25%	1.25%	1.25%
Net investment income (loss)	5.13%	3.89%	4.17%	4.77%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$7,663	$15,467	$8,582	$5,927	$7,365
Portfolio turnover rate G	29%	45%	53%	54%	44%

A	Calculated based on average shares outstanding during the period.

B

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D	Total returns do not include the effect of the sales charges.

E

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity

55	Prospectus

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Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Prospectus	56

Fidelity Advisor® Global High Income Fund Class M

Years ended April 30,		2023		2022		2021		2020		2019

Selected Per-Share Data

Net asset value, beginning of period	$	8.69	$	9.79	$	8.38	$	9.48	$	9.61

Income from Investment Operations

Net investment income (loss) A,B		.421		.372		.389		.445		.467

Net realized and unrealized gain (loss)		(.381)		(1.094)		1.396		(1.120)		(.114)

Total from investment operations		.040		(.722)		1.785		(.675)		.353

Distributions from net investment income		(.341)		(.378)		(.375)		(.425)		(.457)

Distributions from net realized gain		-		-		-		-		(.026)

Tax return of capital		(.029)		-		-		-		-

Total distributions		(.370)		(.378)		(.375)		(.425)		(.483)

Net asset value, end of period	$	8.36	$	8.69	$	9.79	$	8.38	$	9.48

Total Return C,D		.64%		(7.64)%		21.59%		(7.44)%		3.88%

Ratios to Average Net Assets B,E,F

Expenses before reductions		1.45%		1.41%		1.41%		1.41%		1.40%

Expenses net of fee waivers, if any		1.17%		1.16%		1.25%		1.25%		1.25%

Expenses net of all reductions		1.17%		1.16%		1.25%		1.25%		1.25%

Net investment income (loss)		5.13%		3.89%		4.16%		4.77%		5.00%

Supplemental Data

Net assets, end of period (000 omitted)	$	2,634	$	3,118	$	3,164	$	2,928	$	3,971

Portfolio turnover rate G		29%		45%		53%		54%		44%

A	Calculated based on average shares outstanding during the period.

B

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D	Total returns do not include the effect of the sales charges.

E

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

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Fidelity Advisor® Global High Income Fund Class C

Years ended April 30,	2023	2022	2021	2020	2019

Selected Per-Share Data

Net asset value, beginning of period	$8.69	$9.79	$8.38	$9.48	$9.61

Income from Investment Operations

Net investment income (loss) A,B	.360	.301	.319	.375	.398

Net realized and unrealized gain (loss)	(.381)	(1.094)	1.396	(1.119)	(.115)

Total from investment operations	(.021)	(.793)	1.715	(.744)	.283

Distributions from net investment income	(.285)	(.307)	(.305)	(.356)	(.387)

Distributions from net realized gain	-	-	-	-	(.026)

Tax return of capital	(.024)	-	-	-	-

Total distributions	(.309)	(.307)	(.305)	(.356)	(.413)

Net asset value, end of period	$8.36	$8.69	$9.79	$8.38	$9.48

Total Return C,D	(.11)%	(8.33)%	20.69%	(8.13)%	3.10%

Ratios to Average Net Assets B,E,F

Expenses before reductions	2.20%	2.12%	2.14%	2.11%	2.08%

Expenses net of fee waivers, if any	1.92%	1.91%	2.00%	2.00%	2.00%

Expenses net of all reductions	1.92%	1.91%	2.00%	2.00%	2.00%

Net investment income (loss)	4.38%	3.14%	3.41%	4.02%	4.25%

Supplemental Data

Net assets, end of period (000 omitted)	$1,599	$2,246	$3,249	$2,684	$3,723

Portfolio turnover rate G	29%	45%	53%	54%	44%

A	Calculated based on average shares outstanding during the period.

B

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Prospectus	58

Fidelity Advisor® Global High Income Fund Class I

Years ended April 30,	2023	2022	2021	2020	2019

Selected Per-Share Data

Net asset value, beginning of period	$8.69	$9.79	$8.38	$9.48	$9.62

Income from Investment Operations

Net investment income (loss) A,B	.442	.400	.411	.473	.491

Net realized and unrealized gain (loss)	(.381)	(1.097)	1.397	(1.124)	(.125)

Total from investment operations	.061	(.697)	1.808	(.651)	.366

Distributions from net investment income	(.361)	(.403)	(.398)	(.449)	(.480)

Distributions from net realized gain	-	-	-	-	(.026)

Tax return of capital	(.030)	-	-	-	-

Total distributions	(.391)	(.403)	(.398)	(.449)	(.506)

Net asset value, end of period	$8.36	$8.69	$9.79	$8.38	$9.48

Total Return C	.89%	(7.40)%	21.89%	(7.21)%	4.03%

Ratios to Average Net Assets B,D,E

Expenses before reductions	1.15%	1.05%	1.05%	1.03%	1.05%

Expenses net of fee waivers, if any	.92%	.91%	1.00%	1.00%	1.00%

Expenses net of all reductions	.92%	.91%	1.00%	1.00%	1.00%

Net investment income (loss)	5.38%	4.14%	4.42%	5.02%	5.25%

Supplemental Data

Net assets, end of period (000 omitted)	$3,433	$2,975	$7,844	$4,350	$7,352

Portfolio turnover rate F	29%	45%	53%	54%	44%

A	Calculated based on average shares outstanding during the period.

B

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

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Appendix – continued

Fidelity Advisor® High Income Fund Class A

Years ended April 30,	2023	2022		2021	2020		2019 A

Selected Per-Share Data

Net asset value, beginning of period	$7.91	$8.71		$7.93	$8.83		$8.56

Income from Investment Operations

Net investment income (loss) B,C	.387	.345		.368	.438		.192

Net realized and unrealized gain (loss)	(.501)	(.760)		.772	(.908)		.286

Total from investment operations	(.114)	(.415)		1.140	(.470)		.478

Distributions from net investment income	(.366)	(.385)		(.360)	(.430)		(.208)

Total distributions	(.366)	(.385)		(.360)	(.430)		(.208)

Net asset value, end of period	$7.43	$7.91		$8.71	$7.93		$8.83

Total Return D,E,F	(1.33)%	(5.02)%		14.56%	(5.63)%		5.68%

Ratios to Average Net Assets C,G,H

Expenses before reductions	1.02%	.99%		.98%	.98%		.99%	I

Expenses net of fee waivers, if any	1.02%	.99%		.98%	.98%		.99%	I

Expenses net of all reductions	1.02%	.99%		.98%	.98%		.99%	I

Net investment income (loss)	5.19%	4.02%		4.32%	5.04%		5.60%	I

Supplemental Data

Net assets, end of period (in millions)	$119	$132		$148	$144		$170

Portfolio turnover rate J	35%	54%	K	62%	44%	K	62%	L

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F	Total returns do not include the effect of the sales charges.

G

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I	Annualized.

J	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K	Portfolio turnover rate excludes securities received or delivered in-kind.

L	The portfolio turnover rate does not include the assets acquired in the merger.

Prospectus	60

Fidelity Advisor® High Income Fund Class M

Years ended April 30,	2023	2022		2021	2020		2019 A

Selected Per-Share Data

Net asset value, beginning of period	$7.91	$8.71		$7.93	$8.83		$8.56

Income from Investment Operations

Net investment income (loss) B,C	.386	.345		.367	.438		.191

Net realized and unrealized gain (loss)	(.500)	(.761)		.772	(.909)		.286

Total from investment operations	(.114)	(.416)		1.139	(.471)		.477

Distributions from net investment income	(.366)	(.384)		(.359)	(.429)		(.207)

Total distributions	(.366)	(.384)		(.359)	(.429)		(.207)

Net asset value, end of period	$7.43	$7.91		$8.71	$7.93		$8.83

Total Return D,E,F	(1.34)%	(5.03)%		14.55%	(5.64)%		5.68%

Ratios to Average Net Assets C,G,H

Expenses before reductions	1.03%	1.00%		.99%	.99%		1.01%	I

Expenses net of fee waivers, if any	1.02%	1.00%		.99%	.99%		1.01%	I

Expenses net of all reductions	1.02%	1.00%		.99%	.99%		1.01%	I

Net investment income (loss)	5.18%	4.01%		4.31%	5.02%		5.59%	I

Supplemental Data

Net assets, end of period (in millions)	$29	$30		$36	$40		$50

Portfolio turnover rate J	35%	54%	K	62%	44%	K	62%	L

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F	Total returns do not include the effect of the sales charges.

G

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I	Annualized.

J	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K	Portfolio turnover rate excludes securities received or delivered in-kind.

L	The portfolio turnover rate does not include the assets acquired in the merger.

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Fidelity Advisor® High Income Fund Class C

Years ended April 30,	2023	2022		2021	2020		2019 A

Selected Per-Share Data

Net asset value, beginning of period	$7.91	$8.71		$7.93	$8.83		$8.56

Income from Investment Operations

Net investment income (loss) B,C	.330	.281		.302	.372		.166

Net realized and unrealized gain (loss)	(.501)	(.763)		.772	(.909)		.285

Total from investment operations	(.171)	(.482)		1.074	(.537)		.451

Distributions from net investment income	(.309)	(.318)		(.294)	(.363)		(.181)

Total distributions	(.309)	(.318)		(.294)	(.363)		(.181)

Net asset value, end of period	$7.43	$7.91		$8.71	$7.93		$8.83

Total Return D,E,F	(2.09)%	(5.75)%		13.68%	(6.35)%		5.36%

Ratios to Average Net Assets C,G,H

Expenses before reductions	1.79%	1.76%		1.75%	1.75%		1.77%	I

Expenses net of fee waivers, if any	1.79%	1.76%		1.75%	1.75%		1.77%	I

Expenses net of all reductions	1.79%	1.76%		1.75%	1.75%		1.77%	I

Net investment income (loss)	4.42%	3.25%		3.55%	4.27%		4.84%	I

Supplemental Data

Net assets, end of period (in millions)	$12	$17		$30	$36		$52

Portfolio turnover rate J	35%	54%	K	62%	44%	K	62%	L

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E	Total returns do not include the effect of the contingent deferred sales charge.

F	Total returns for periods of less than one year are not annualized.

G

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I	Annualized.

J	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K	Portfolio turnover rate excludes securities received or delivered in-kind.

L	The portfolio turnover rate does not include the assets acquired in the merger.

Prospectus	62

Fidelity Advisor® High Income Fund Class I

Years ended April 30,	2023	2022		2021	2020		2019 A

Selected Per-Share Data

Net asset value, beginning of period	$7.91	$8.71		$7.93	$8.83		$8.56

Income from Investment Operations

Net investment income (loss) B,C	.401	.390		.390	.458		.199

Net realized and unrealized gain (loss)	(.499)	(.774)		.771	(.907)		.286

Total from investment operations	(.098)	(.384)		1.161	(.449)		.485

Distributions from net investment income	(.382)	(.416)		(.381)	(.451)		(.215)

Total distributions	(.382)	(.416)		(.381)	(.451)		(.215)

Net asset value, end of period	$7.43	$7.91		$8.71	$7.93		$8.83

Total Return D,E	(1.12)%	(4.68)%		14.85%	(5.40)%		5.77%

Ratios to Average Net Assets C,F,G

Expenses before reductions	.85%	.72%		.73%	.74%		.78%	H

Expenses net of fee waivers, if any	.80%	.71%		.73%	.74%		.78%	H

Expenses net of all reductions	.80%	.71%		.73%	.74%		.78%	H

Net investment income (loss)	5.41%	4.29%		4.57%	5.28%		5.81%	H

Supplemental Data

Net assets, end of period (in millions)	$111	$85		$4,010	$558		$448

Portfolio turnover rate I	35%	54%	J	62%	44%	J	62%	K

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H	Annualized.

I	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J	Portfolio turnover rate excludes securities received or delivered in-kind.

K	The portfolio turnover rate does not include the assets acquired in the merger.

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Fidelity Advisor® High Income Fund Class Z

Years ended April 30,	2023	2022	2021	2020	2019 A

Selected Per-Share Data

Net asset value, beginning of period	$7.91	$8.71	$7.93	$8.83	$8.56

Income from Investment Operations

Net investment income (loss) B,C	.415	.378	.399	.464	.201

Net realized and unrealized gain (loss)	(.502)	(.763)	.770	(.904)	.289

Total from investment operations	(.087)	(.385)	1.169	(.440)	.490

Distributions from net investment income	(.393)	(.415)	(.389)	(.460)	(.220)

Total distributions	(.393)	(.415)	(.389)	(.460)	(.220)

Net asset value, end of period	$7.43	$7.91	$8.71	$7.93	$8.83

Total Return D,E	(.98)%	(4.68)%	14.96%	(5.30)%	5.83%

Ratios to Average Net Assets C,F,G

Expenses before reductions	.66%	.64%	.63%	.63%	.64% H

Expenses net of fee waivers, if any	.66%	.63%	.63%	.63%	.64% H

Expenses net of all reductions	.66%	.63%	.62%	.63%	.63% H

Net investment income (loss)	5.54%	4.37%	4.67%	5.39%	5.85% H

Supplemental Data

Net assets, end of period (in millions)	$58	$133	$250	$61	$13

Portfolio turnover rate I	35%	54% J	62%	44% J	62% K

A	For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

B	Calculated based on average shares outstanding during the period.

C

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H	Annualized.

I	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J	Portfolio turnover rate excludes securities received or delivered in-kind.

K	The portfolio turnover rate does not include the assets acquired in the merger.

Prospectus	64

Additional Index Information

Fidelity Global High Income Composite IndexSM is a customized blend of unmanaged indexes, weighted as follows: ICE® BofA® US High Yield Constrained Index - 60%; J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified - 20%; ICE® BofA® Euro High Yield Constrained Index - 15%; and ICE® BofA® Asian Dollar High Yield Corporate Constrained Index - 5%.

ICE® BofA® Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment grade global debt markets denominated in the major developed markets currencies. Qualifying high yield corporate securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). For Canadian dollar securities only, Fitch is replaced by DBRS in the rating calculation. Qualifying securities must also have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million, EUR 100 million, GBP 50 million or CAD 100 million.

ICE® BofA® US High Yield Constrained Index is a modified market capitalization-weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the US or a Western European nation. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, qualifying securities must have at least one year remaining to final maturity, a fixed coupon schedule and at least $100 million in outstanding face value. Defaulted securities are excluded. The index contains all securities of ICE® BofA® US High Yield Index but caps issuer exposure at 2%.

65	Prospectus

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Prospectus	66

Sales Charge Waiver Policies Applied by Certain Intermediaries

Ameriprise

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

● Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

● Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

● Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

● Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, stepson, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

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● Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

D.A. Davidson & Co. (D.A. Davidson)

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or a fund’s SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

● Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

● Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

● Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

● A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

● Death or disability of the shareholder.

● Shares sold as part of a systematic withdrawal plan as described in a fund’s prospectus.

● Return of excess contributions from an IRA account.

● Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

● Shares acquired through a right of reinstatement.

Prospectus	68

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

● Breakpoints as described in this prospectus.

● Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

● Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

● Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

69	Prospectus

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Rights of Accumulation (“ROA”):

● The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

● The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

● ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”):

● Through a LOI, shareholders can receive the sales charge and break-point discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any break-point discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

Prospectus	70

● Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

● Shares purchased in an Edward Jones fee-based program.

● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

● Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

● Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

● The death or disability of the shareholder.

● Systematic withdrawals with up to 10% per year of the account value.

● Return of excess contributions from an Individual Retirement Account (IRA).

● Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

● Shares exchanged in an Edward Jones fee-based program.

● Shares acquired through NAV reinstatement.

● Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

71	Prospectus

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Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts:

● Initial purchase minimum: $250

● Subsequent purchase minimum: none

Minimum Balances:

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

● A fee-based account held on an Edward Jones platform

● A 529 account held on an Edward Jones platform

● An account with an active systematic investment plan or LOI

Exchanging Share Classes:

● At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC (Janney)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund’s prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney:

● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

● Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

● Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

● Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

● Shares acquired through a right of reinstatement.

● Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Prospectus	72

CDSC waivers on Class A and C shares available at Janney:

● Shares sold upon the death or disability of the shareholder.

● Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

● Shares sold in connection with a return of excess contributions from an IRA account.

●Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

● Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

● Shares acquired through a right of reinstatement.

● Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent:

● Breakpoints as described in the fund’s prospectus.

● Rights of accumulation (ROA), which entitle shareholders to break-point discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

● Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

J.P. Morgan Securities LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in a fund’s prospectus or SAIs.

73	Prospectus

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Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

● Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

● Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

● Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

● Shares purchased through rights of reinstatement.

● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

● Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

● A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

● Shares sold upon the death or disability of the shareholder.

● Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

● Shares purchased in connection with a return of excess contributions from an IRA account.

● Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

● Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

● Breakpoints as described in the prospectus.

Prospectus	74

● Rights of Accumulation (ROA) which entitle shareholders to break-point discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

● Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Merrill Lynch

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch:

● Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

● Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

● Shares purchased through a Merrill Lynch affiliated investment advisory program

● Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

● Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

● Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

75	Prospectus

Appendix – continued

● Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

● Employees and registered representatives of Merrill Lynch or its affiliates and their family members

● Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

● Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B, and C Shares Available at Merrill Lynch:

● Death or disability of the shareholder

● Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

● Return of excess contributions from an IRA Account

● Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

● Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

● Shares acquired through a right of reinstatement

● Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

● Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch:

Breakpoints, Rights of Accumulation & Letters of Intent

● Breakpoints as described in this prospectus

Prospectus	76

● Rights of Accumulation (ROA) which entitle shareholders to break-point discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

● Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

● Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

● Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

● Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

● Shares purchased through a Morgan Stanley self-directed brokerage account

● Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

77	Prospectus

Appendix – continued

● Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge

● Your financial intermediary, on your behalf, can also convert Class M shares to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.

E*TRADE Front-End Sales Charge Waiver

Shareholders purchasing fund shares through an E*TRADE self-directed brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

Oppenheimer & Co. (OPCO)

Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO:

● Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

● Shares purchased by or through a 529 Plan

● Shares purchased through an OPCO affiliated investment advisory program

● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

● Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

Prospectus	78

● A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

● Employees and registered representatives of OPCO or its affiliates and their family members

● Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO:

● Death or disability of the shareholder

● Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

● Return of excess contributions from an IRA Account

● Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

● Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

● Shares acquired through a right of reinstatement

Front-end Load Discounts Available at OPCO:

Breakpoints, Rights of Accumulation & Letters of Intent:

● Breakpoints as described in this prospectus.

● Rights of Accumulation (ROA) which entitle shareholders to break-point discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS Investments Inc. (PFSI)

Policies Regarding Fund Purchases Held on the PSS Platform

The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (PSS). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to

79	Prospectus

Appendix – continued

inform PFSI at the time of a purchase of all holdings of Fidelity Advisor® funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

Share Classes

● Class A shares are available to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.

● Class C shares are available only to accounts with existing Class C share holdings.

Breakpoints

● Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation (ROA)

● The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Fidelity Advisor® funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Fidelity Advisor® fund purchased with a sales charge. No shares of Fidelity Advisor® funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Fidelity Advisor® fund purchased on the PSS platform.

Prospectus	80

● Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (PDP) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with his/her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

● ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).

Letter of Intent (LOI)

● By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make on the PSS platform over a 13-month period, beginning from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

● Only holdings of Fidelity Advisor® funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

● Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

81	Prospectus

Appendix – continued

● If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations on the PSS platform:

● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

● Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

● Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (Raymond James)

Intermediary-Defined Sales Charge Waiver Policies:

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular

Prospectus	82

financial intermediary or type of account through which you purchase or hold fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James:

● Shares purchased in an investment advisory program.

● Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

● Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

● Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

● A shareholder in the fund’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James:

● Death or disability of the shareholder.

● Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

● Return of excess contributions from an IRA Account.

83	Prospectus

Appendix – continued

● Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

● Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

● Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent:

● Breakpoints as described in this prospectus.

● Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

● Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (Baird)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on A-shares Available at Baird:

● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

● Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

Prospectus	84

● Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

● A shareholder in a fund’s C Shares will have their shares converted at NAV to A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

● Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird:

● Shares sold due to death or disability of the shareholder

● Shares sold as part of a systematic withdrawal plan as described in a fund’s prospectus

● Shares sold due to returns of excess contributions from an IRA Account

● Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

● Shares sold to pay Baird fees but only if the transaction is initiated by Baird

● Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:

● Breakpoints as described in this prospectus

● Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fidelity Advisor® funds held by accounts within the purchaser’s household at Baird. Eligible Fidelity Advisor® funds not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

● Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Fidelity Advisor® funds through Baird, over a 13-month period of time

85	Prospectus

Appendix – continued

Stifel, Nicolaus & Company, Incorporated (Stifel)

Front-end Sales Load Waiver on Class A Shares:

Shareholders who purchase fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Stifel.

US Bancorp Investments, Inc. (USBI)

Front-end Sales Load Waiver on Class A Shares:

Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, including shares in an omnibus account, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.

Prospectus	86

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver’s license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity’s control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers’ licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund’s policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity’s web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund’s annual and semi-annual reports also include additional information. Each fund’s annual report includes a discussion of the fund’s holdings and recent market conditions and the fund’s investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity’s web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02737

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.

1.926274.115	AGHI-PRO-1123-115

Supplement to the

Fidelity® Capital & Income Fund, Fidelity® Focused High Income Fund

and Fidelity® High Income Fund June 29, 2023

As Revised November 8, 2023

Prospectus

Effective March 1, 2024, each fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. Each amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating each fund out of each class’s management fee.

The following information replaces similar information for Fidelity® Capital & Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.65% A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.01% B

Acquired fund fees and expenses	0.28% C

Total annual operating expenses	0.94%

Fee waiver and/or expense reimbursement	0.01% D

Total annual operating expenses after fee waiver and/or expense reimbursement	0.93% C

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.12% was previously charged under the services agreements.

B Adjusted to reflect current fees.

C Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses after fee waiver and/or expense reimbursements are 0.68%.

D The fund may invest in a business development company (BDC) advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. The Adviser has contractually agreed to reimburse the fund with respect to the portion of the fund’s assets invested in such BDC. This arrangement is in effect through August 31, 2024.

1 year	$ 95

3 years	$ 298

5 years	$ 519

10 years	$ 1,153

The following information replaces similar information for Fidelity® Focused High Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.71% A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.04% B

Total annual operating expenses	0.75%

Fee waiver and/or expense reimbursement	None C

Total annual operating expenses after fee waiver and/or expense reimbursement	0.75%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.20% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 77

3 years	$ 240

5 years	$ 417

10 years	$ 930

The following information replaces similar information for Fidelity® High Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.67% A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.01% B

Acquired fund fees and expenses	0.17% C

Total annual operating expenses	0.85% C

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.15% was previously charged under the services agreements.

B Adjusted to reflect current fees.

C Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 0.69%.

1 year	$ 87

3 years	$ 271

5 years	$ 471

10 years	$ 1,049

The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.

Each class of each fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once a fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for the class of shares of each fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.65% for Fidelity® Capital & Income Fund, 0.71% for Fidelity® Focused High Income Fund, and 0.67% for Fidelity® High Income Fund. One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of a fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund’s assets, which do not vary by class.

Effective January 1, 2024, the following information supplements information for Fidelity® Focused High Income Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.

Effective January 1, 2024, the following information supplements information for Fidelity® High Income Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.

Effective January 1, 2024, the following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Jared Beckerman is Co-Portfolio Manager of Fidelity® Focused High Income Fund and Fidelity® High Income Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.

CAI-SPH-PSTK-0324-133	March 1, 2024
1.710962.133

Fidelity® Capital & Income Fund

Fidelity® Focused High Income Fund

Fidelity® High Income Fund

Class/Ticker

Fidelity® Capital & Income Fund/FAGIX

Fidelity® Focused High Income Fund/FHIFX

Fidelity® High Income Fund/SPHIX

In this prospectus, the term “shares” (as it relates to a multiple class fund) means the class of shares offered through this prospectus.

Prospectus

June 29, 2023

As Revised November 8, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	3	Fidelity® Capital & Income Fund

	8	Fidelity® Focused High Income Fund

	14	Fidelity® High Income Fund

Fund Basics	19	Investment Details

	24	Valuing Shares

Shareholder Information	26	Additional Information about the Purchase and Sale of Shares

	32	Exchanging Shares

	33	Features and Policies

	35	Dividends and Capital Gain Distributions

	36	Tax Consequences

Fund Services	38	Fund Management

	41	Fund Distribution

Appendix	43	Financial Highlights

	47	Additional Index Information

Prospectus	2

Fund Summary

Fund:

Fidelity® Capital & Income Fund

Investment Objective

Fidelity® Capital & Income Fund seeks to provide a combination of income and capital growth.

Fee Table

The following table describes the fees

and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%

Distribution and/or Service (12b-1) fees	None

Other expenses	0.13%

Acquired fund fees and expenses	0.25%A

Total annual operating expenses	0.93%A

A	Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 0.69%.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 95

3 years	$ 296

5 years	$ 515

10 years	$ 1,143

3	Prospectus

Fund Summary – continued

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

● Investing in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

● Investing in companies in troubled or uncertain financial condition.

● Investing in domestic and foreign issuers.

● Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

● Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

● Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.

● Foreign Exposure.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

● Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the

Prospectus	4

issuer.

The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund’s shares from year to year and compares the performance of the fund’s shares to the performance of a securities market index over various periods of time. The index description appears in the “Additional Index Information” section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended

Highest Quarter Return	14.39%	June 30, 2020

Lowest Quarter Return	-17.52%	March 31, 2020

Year-to-Date Return	3.74%	March 31, 2023

5	Prospectus

Fund Summary – continued

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

	Past 1	Past 5	Past 10
For the periods ended December 31, 2022	year	years	years

Fidelity® Capital & Income Fund

Return Before Taxes	-10.47%	4.31%	5.83%

Return After Taxes on Distributions	-13.37%	1.86%	3.45%

Return After Taxes on Distributions and Sale of Fund Shares	-5.27%	2.52%	3.63%

ICE® BofA® US High Yield Constrained Index

(reflects no deduction for fees, expenses, or taxes)	-11.21%	2.10%	3.94%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Mark Notkin (Co-Portfolio Manager) has managed the fund since 2003.

Brian Chang (Co-Portfolio Manager) has managed the fund since 2019.

Purchase and Sale of Shares

You may buy or sell shares through a

Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional.

You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®)

1-800-544-5555

To reach a Fidelity representative

1-800-544-6666

Prospectus	6

Mail

Additional purchases:	Redemptions:
Fidelity Investments	Fidelity Investments
P.O. Box 770001	P.O. Box 770001
Cincinnati, OH	Cincinnati, OH
45277-0003	45277-0035

TDD - Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

7	Prospectus

Fund Summary

Fund:

Fidelity® Focused High Income Fund

Investment Objective

Fidelity® Focused High Income Fund seeks a high level of income. The fund may also seek capital appreciation.

Fee Table

The following table describes the fees

and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%

Distribution and/or Service (12b-1) fees	None

Other expenses	0.24%

Total annual operating expenses	0.79%

Fee waiver and/or expense reimbursement	0.04%A

Total annual operating expenses after fee waiver and/or expense reimbursement	0.75%

A

Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 0.75% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through August 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the

Prospectus	8

fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$77

3 years	$247

5 years	$433

10 years	$973

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

● Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

● Normally investing primarily in securities rated BB by Standard & Poor’s (S&P) , Ba by Moody’s Investors Service (Moody’s), comparably rated by at least one nationally recognized credit rating agency, or, if unrated, considered by Fidelity Management & Research Company LLC (FMR) to be of comparable quality.

● Potentially investing in securities that have a higher or lower credit quality.

● Potentially investing in non-income producing securities, including defaulted securities and common stocks.

● Investing in companies in troubled or uncertain financial condition.

● Investing in domestic and foreign issuers.

● Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

9	Prospectus

Fund Summary – continued

Principal Investment Risks

● Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

● Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.

● Foreign Exposure.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

● Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund’s shares from year to year and compares the performance of the fund’s shares to the performance of a securities market index over various periods of time. The index description appears in the “Additional Index Information” section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Prospectus	10

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended

Highest Quarter Return	7.66%	March 31, 2019

Lowest Quarter Return	-9.42%	March 31, 2020

Year-to-Date Return	3.32%	March 31, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

11	Prospectus

Fund Summary – continued

	Past 1	Past 5	Past 10
For the periods ended December 31, 2022	year	years	years

Fidelity® Focused High Income Fund

Return Before Taxes	-10.98%	1.46%	2.96%

Return After Taxes on Distributions	-12.52%	-0.26%	0.89%

Return After Taxes on Distributions and Sale of Fund Shares	-6.49%	0.42%	1.39%

ICE® BofA® BB US High Yield Constrained Index

(reflects no deduction for fees, expenses, or taxes)	-10.44%	2.57%	4.22%

Investment Adviser

FMR (the Adviser) is the fund’s manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Alexandre Karam (Co-Portfolio Manager) has managed the fund since 2018.

Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2022.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional.

You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®)

1-800-544-5555

To reach a Fidelity representative

1-800-544-6666

Mail

Additional purchases:	Redemptions:
Fidelity Investments	Fidelity Investments
P.O. Box 770001	P.O. Box 770001
Cincinnati, OH	Cincinnati, OH
45277-0003	45277-0035

TDD - Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Prospectus	12

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

13	Prospectus

Fund Summary

Fund/Class:

Fidelity® High Income Fund/Fidelity® High Income Fund

Investment Objective

Fidelity® High Income Fund seeks a high level of current income. Growth of capital may also be considered.

Fee Table

The following table describes the fees

and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.55%

Distribution and/or Service (12b-1) fees	None

Other expenses	0.18%

Acquired fund fees and expenses	0.14%A

Total annual operating expenses	0.87%A

A	Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 0.74%.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$89

3 years	$278

5 years	$482

10 years	$1,073

Prospectus	14

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

● Normally investing primarily in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

● Potentially investing in non-income producing securities, including defaulted securities and common stocks.

● Investing in companies in troubled or uncertain financial condition.

● Using the credit quality distribution of an index representing the overall high yield bond market, which as of April 30, 2023, was the ICE® BofA® US High Yield Constrained Index, as a guide in structuring the fund’s credit quality composition.

● Investing in domestic and foreign issuers.

● Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

● Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

● Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.

● Foreign Exposure.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments

15	Prospectus

Fund Summary – continued

and can perform differently from the U.S. market.

● Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund’s shares from year to year and compares the performance of the fund’s shares to the performance of a securities market index over various periods of time. The index description appears in the “Additional Index Information” section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

Prospectus	16

During the periods shown in the chart:	Returns	Quarter ended

Highest Quarter Return	8.25%	June 30, 2020

Lowest Quarter Return	-13.34%	March 31, 2020

Year-to-Date Return	2.83%	March 31, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

	Past 1	Past 5	Past 10
For the periods ended December 31, 2022	year	years	years

Fidelity® High Income Fund

Return Before Taxes	-12.00%	0.93%	3.06%

Return After Taxes on Distributions	-13.75%	-1.14%	0.72%

Return After Taxes on Distributions and Sale of Fund Shares	-7.08%	-0.11%	1.32%

ICE® BofA® US High Yield Constrained Index
(reflects no deduction for fees, expenses, or taxes)	-11.21%	2.10%	3.94%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Alexandre Karam (Co-Portfolio Manager)

has managed the fund since 2018.

Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2022.

17	Prospectus

Fund Summary – continued

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional.

You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®)

1-800-544-5555

To reach a Fidelity representative

1-800-544-6666

Mail

Additional purchases:	Redemptions:
Fidelity Investments	Fidelity Investments
P.O. Box 770001	P.O. Box 770001
Cincinnati, OH	Cincinnati, OH
45277-0003	45277-0035

TDD - Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for

fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

Prospectus	18

Fund Basics

Investment Details

Investment Objective

Fidelity® Capital & Income Fund seeks to provide a combination of income and capital growth.

Principal Investment Strategies

The Adviser invests the fund’s assets in equity and debt securities. The Adviser has the flexibility to invest the fund’s assets in securities of any type or quality, including defaulted securities, but expects to invest the majority of the fund’s assets in debt securities and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser’s ability to resell the securities to the general public. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Adviser may invest the fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security’s structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security’s issuer.

If the Adviser’s strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Fidelity® Focused High Income Fund seeks a high level of income. The fund may also seek capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund’s assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser’s ability to resell the securities to the general public. The Adviser may also invest the fund’s assets in non-income producing securities, including defaulted securities and common stocks. The Adviser currently intends to limit common stocks to 10% of the fund’s total assets. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Adviser normally invests the fund’s assets primarily in securities

19	Prospectus

Fund Basics – continued

rated BB by Standard & Poor’s (S&P), Ba by Moody’s Investors Service (Moody’s), comparably rated by at least one nationally recognized credit rating agency, or, if unrated, considered by the Adviser to be of comparable quality. These securities can be considered less than investment-grade, and are also referred to as high yield debt securities or junk bonds. The Adviser may also invest in securities that have lower or higher credit quality ratings.

The Adviser may invest the fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security’s structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security’s issuer.

If the Adviser’s strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Fidelity® High Income Fund seeks a high level of current income. Growth of capital may also be considered.

Principal Investment Strategies

The Adviser normally invests the fund’s assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser’s ability to resell the securities to the general public. The Adviser may also invest the fund’s assets in non-income producing securities, including defaulted securities and common stocks. The Adviser currently intends to limit common stocks to 10% of the fund’s total assets. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Adviser uses the credit quality distribution of an index representing the overall high yield bond market as a guide in structuring the fund’s credit quality composition. As of April 30, 2023, the Adviser used the ICE® BofA® US High Yield Constrained Index to represent the overall high yield bond market.

The Adviser may invest the fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its

Prospectus	20

industry position, and economic and market conditions. Factors considered include a security’s structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security’s issuer.

If the Adviser’s strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Principal Investment Risks

Many factors affect each fund’s performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. A fund’s share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund’s reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund’s performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and

21	Prospectus

Fund Basics – continued

“growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S.

Prospectus	22

investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease Fidelity® Capital & Income Fund’s exposure to changing security prices, interest rates, or other factors that affect security values. The Adviser may invest the fund’s assets in investment-grade debt securities by investing in other funds.

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease

23	Prospectus

Fund Basics – continued

Fidelity® Focused High Income Fund’s exposure to changing security prices, interest rates, or other factors that affect security values. The Adviser may invest the fund’s assets in debt securities by investing in other funds.

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts and swaps, to increase or decrease Fidelity® High Income Fund’s exposure to changing security prices, interest rates, or other factors that affect security values. In addition, the Adviser may also buy and sell shares of exchange traded funds to manage credit market exposure. The Adviser may invest the fund’s assets in investment-grade debt securities by investing in other funds.

The Adviser may invest Fidelity® Capital & Income Fund’s and Fidelity® High Income Fund’s assets in securities of private or newly public companies.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® High Income Fund seeks a high level of current income. Growth of capital may also be considered.

Non-Fundamental Investment Policies

Each of Fidelity® Capital & Income

Fund’s and Fidelity® Focused High Income Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

Each fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV each business day as of the times noted in the table below. Each fund’s assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV Calculation
Times
Fund	(Eastern Time)

Fidelity® Capital & Income Fund	4:00 p.m.

Fidelity® Focused High Income Fund	4:00 p.m.

Fidelity® High Income Fund	4:00 p.m.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund’s assets are traded in other markets on days when the fund is not open for business, the value of the fund’s assets may be

Prospectus	24

affected on those days. In addition, trading in some of a fund’s assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser’s opinion, a security’s value has been materially affected by events occurring before a fund’s pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

25	Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term “shares” generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America’s first mutual funds. Today, Fidelity is one of the world’s largest providers of financial services.

In addition to its fund business, the company operates one of America’s leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a

Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity’s web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

● Your name

● Your account number

Prospectus	26

● Type of transaction requested

● Name(s) of fund(s) and class(es)

● Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund’s NAV.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy for each fund

The Board of Trustees has adopted

policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder’s account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder’s control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser’s opinion, may be disruptive to the management of the fund or otherwise not be in the fund’s interests.

Exceptions

The following transactions are exempt

27	Prospectus

Shareholder Information – continued

from the fund’s excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund’s excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund’s Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund’s excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund’s policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund’s policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary’s clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in

Prospectus	28

omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund’s Treasurer is authorized to suspend the fund’s policies during periods of severe market turbulence or national emergency.

The fund reserves the right to modify its policies at any time without prior notice. The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in “Valuing Shares,” the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund’s excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any

29	Prospectus

Shareholder Information – continued

losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See “Policies Concerning the Redemption of Fund Shares” below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

● When you wish to sell more than $100,000 worth of shares.

● When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.

● When you are requesting that redemption proceeds be paid to someone other than the account owner.

● In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing

Prospectus	30

agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

● Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

● Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

● Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.

● You will not receive interest on amounts represented by uncashed redemption checks.

● If you hold your shares in a Fidelity® brokerage or mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.

● Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

31	Prospectus

Shareholder Information – continued

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available.

Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

● The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

● Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser’s judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

● Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.

● The shares you are acquiring by exchange must be available for sale in your state.

● Exchanges may have tax consequences for you.

Prospectus	32

● If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

● Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund’s prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, if you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity’s web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

● To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

● You can use electronic funds transfer to:

● Make periodic (automatic)

purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.

● Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

● To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

● To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.

● To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.

● To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

33	Prospectus

Shareholder Information – continued

● Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

● Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity’s web site. To participate in Fidelity’s electronic delivery program, call Fidelity or visit Fidelity’s web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds

Prospectus	34

related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally declares dividends and pays capital gain distributions per the tables below:

Fund Name	Dividends Paid

Fidelity® Capital & Income Fund	Declares daily and pays monthly

Fidelity® Focused High Income Fund	Declares daily and pays monthly

Fidelity® High Income Fund	Declares daily and pays monthly

Fund Name	Capital Gains Paid

Fidelity® Capital & Income Fund	June, December

Fidelity® Focused High Income Fund	June, December

Fidelity® High Income Fund	June, December

Earning Dividends

A fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.

Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.

2. Income-Earned Option.

Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.

Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.

Any dividends will be automatically

35	Prospectus

Shareholder Information – continued

invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity’s web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you (for non-retirement accounts).

Taxes on Distributions

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because a fund’s income is primarily derived from interest, dividends from a fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

For each fund, if you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in

Prospectus	36

a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

37	Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified goal.

Adviser

FMR. The Adviser is each fund’s manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates’ assets under management.

As the manager, the Adviser has overall responsibility for directing each fund’s investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Capital & Income Fund, Fidelity® Focused High Income Fund, and Fidelity® High Income Fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management.

FMR H.K. is an affiliate of the Adviser. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Capital & Income Fund, Fidelity® Focused High Income Fund, and Fidelity® High Income Fund.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Capital & Income Fund, Fidelity® Focused High Income Fund, and Fidelity® High Income Fund.

Portfolio Manager(s)

Brian Chang is Co-Portfolio Manager of Fidelity® Capital & Income Fund, which he has managed since 2019. He

Prospectus	38

also manages other funds. Since joining Fidelity Investments in 2007, Mr. Chang has worked as a research analyst and portfolio manager.

Mark Notkin is Co-Portfolio Manager of Fidelity® Capital & Income Fund, which he has managed since 2003. He also manages other funds. Since joining Fidelity Investments in 1994, Mr. Notkin has worked as a research analyst and portfolio manager.

Benjamin Harrison is Co-Portfolio Manager of Fidelity® Focused High Income Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.

Alexandre Karam is Co-Portfolio Manager of Fidelity® Focused High Income Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager.

Benjamin Harrison is Co-Portfolio Manager of Fidelity® High Income Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.

Alexandre Karam is Co-Portfolio Manager of Fidelity® High Income Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may ex-press views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time ex-pressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims

39	Prospectus

Fund Services – continued

any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund’s average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

The group fee rate(s) for April 2023 and the annual individual fund fee rate(s) are reflected in the table below:

Fund	Group Fee	Individual
	Rate	Fund Fee
		Rate
Fidelity® Capital & Income Fund	0.10%	0.45%

Fidelity® Focused High Income Fund	0.10%	0.45%

Fidelity® High Income Fund	0.10%	0.45%

The total management fee, as a percentage of a fund’s average net assets, for the fiscal year ended April 30,

2023, for each fund is shown in the following table. Because each fund’s management fee rate may fluctuate, a fund’s management fee may be higher or lower in the future.

Fund	Total Management
Fee Rate

Fidelity® Capital & Income Fund	0.55%

Fidelity® Focused High Income Fund	0.55%

Fidelity® High Income Fund	0.55%

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund’s semi-annual report for the fiscal period ended October 31, 2022.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fidelity® Capital & Income Fund and Fidelity® High Income Fund may invest in a business development company (BDC) advised by the Adviser or its affiliates. The Adviser has contractually

Prospectus	40

agreed to waive its management fee with respect to the portion of Fidelity® Capital & Income Fund’s and Fidelity® High Income Fund’s assets invested in such BDC. This waiver is in effect through August 31, 2024.

Fund Distribution

Fidelity® High Income Fund is composed of multiple classes of shares. All classes of a multiple class fund have a common investment objective and investment portfolio.

FDC distributes each fund’s shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing record-keeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund’s or class’s assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares

41	Prospectus

Fund Services – continued

of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

Prospectus	42

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® Capital & Income Fund

Years ended April 30, Selected Per-Share Data	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.17	$11.24	$8.92	$10.08	$10.12

Income from Investment Operations
Net investment income (loss) A,B	.480	.387	.386	.426	.432
Net realized and unrealized gain (loss)	(.308)	(.714)	2.442	(1.085)	.207

Total from investment operations	.172	(.327)	2.828	(.659)	.639

Distributions from net investment income	(.473)	(.390)	(.390)	(.425)	(.487)
Distributions from net realized gain	(.589)	(.353)	(.118)	(.076)	(.192)

Total distributions	(1.062)	(.743)	(.508)	(.501)	(.679)

Net asset value, end of period	$9.28	$10.17	$11.24	$8.92	$10.08

Total Return C	2.09%	(3.27)%	32.35%	(6.89)%	6.74%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.68%	.67%	.68%	.67%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.67%	.69%
Expenses net of all reductions	.68%	.67%	.68%	.67%	.69%
Net investment income (loss)	5.16%	3.49%	3.75%	4.32%	4.37%
Supplemental Data
Net assets, end of period (in millions)	$11,458	$13,077	$14,674	$10,228	$11,631
Portfolio turnover rate F	20%	28%	37%	46%	43%

A	Calculated based on average shares outstanding during the period.
B

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
D

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit

43	Prospectus

Appendix – continued

Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
E

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Prospectus	44

Fidelity® Focused High Income Fund

Years ended April 30, Selected Per-Share Data	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.99	$8.86	$8.28	$8.65	$8.47

Income from Investment Operations
Net investment income (loss) A,B	.357	.317	.340	.374	.399
Net realized and unrealized gain (loss)	(.216)	(.863)	.574	(.378)	.190

Total from investment operations	.141	(.546)	.914	(.004)	.589

Distributions from net investment income	(.341)	(.324)	(.334)	(.366)	(.409)

Total distributions	(.341)	(.324)	(.334)	(.366)	(.409)

Net asset value, end of period	$7.79	$7.99	$8.86	$8.28	$8.65

Total Return C	1.91%	(6.41)%	11.16%	(.16)%	7.21%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.79%	.75%	.75%	.78%	.79%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.78%	.79%
Expenses net of all reductions	.75%	.75%	.75%	.78%	.78%
Net investment income (loss)	4.62%	3.62%	3.88%	4.31%	4.73%
Supplemental Data
Net assets, end of period (000 omitted)	$221,380	$277,933	$384,632	$347,510	$302,781
Portfolio turnover rate F	9%	20%	73%	43%	49%

A	Calculated based on average shares outstanding during the period.
B

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
D

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

45	Prospectus

Appendix – continued

Fidelity® High Income Fund

Years ended April 30, Selected Per-Share Data	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.91	$8.71	$7.93	$8.83	$8.83

Income from Investment Operations
Net investment income (loss) A,B	.408	.371	.392	.464	.493
Net realized and unrealized gain (loss)	(.500)	(.761)	.772	(.909)	- C

Total from investment operations	(.092)	(.390)	1.164	(.445)	.493

Distributions from net investment income	(.388)	(.410)	(.384)	(.455)	(.493)

Total distributions	(.388)	(.410)	(.384)	(.455)	(.493)

Net asset value, end of period	$7.43	$7.91	$8.71	$7.93	$8.83

Total Return D	(1.04)%	(4.75)%	14.89%	(5.35)%	5.83%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.73%	.70%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.73%	.70%	.69%	.69%	.70%
Expenses net of all reductions	.73%	.70%	.69%	.69%	.70%
Net investment income (loss)	5.48%	4.31%	4.61%	5.33%	5.66%
Supplemental Data
Net assets, end of period (in millions)	$2,567	$3,181	$4,139	$3,871	$4,392
Portfolio turnover rate G	35%	54% H	62%	44% H	62% I

A	Calculated based on average shares outstanding during the period.
B

Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund’s net investment income (loss) ratio.

C	Amount represents less than $.0005 per share.
D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
E

Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the “Investments in Fidelity Central Funds” note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
H	Portfolio turnover rate excludes securities received or delivered in-kind.
I	The portfolio turnover rate does not include the assets acquired in the merger.

Prospectus	46

Additional Index Information

ICE® BofA® BB US High Yield Constrained Index is a modified market capitalization–weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have an average rating (based on Moody’s, S&P and Fitch) between BB1 and BB3, inclusive. The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the US or a Western European nation. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, qualifying securities must have at least one year remaining to final maturity, a fixed coupon schedule and at least $100 million in outstanding face value. Defaulted securities are excluded. The index contains all securities of the ICE® BofA® BB US High Yield Index but caps issuer exposure at 2%.

ICE® BofA® US High Yield Constrained Index is a modified market capitalization-weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the US or a Western European nation. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, qualifying securities must have at least one year remaining to final maturity, a fixed coupon schedule and at least $100 million in outstanding face value. Defaulted securities are excluded. The index contains all securities of ICE® BofA® US High Yield Index but caps issuer exposure at 2%.

47	Prospectus

Appendix – continued

Prospectus	48

Notes

Notes

Notes

Notes

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver’s license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity’s control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers’ licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund’s policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity’s web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund’s annual and semi-annual reports also include additional information. Each fund’s annual report includes a discussion of the fund’s holdings and recent market conditions and the fund’s investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity’s web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02737

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.

1.704233.126	CAI-SPH-PRO-1123-126

Fidelity Global High Income Fund

Fidelity High Income Fund

(Series of Fidelity Summer Street Trust)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

May 20, 2024

This Statement of Additional Information (SAI) relates to the proposed acquisition of Fidelity Global High Income Fund (Acquired Fund) by Fidelity High Income Fund (Acquiring Fund), each a series of Fidelity Summer Street Trust. This SAI contains information that may be of interest to shareholders, but which is not included in the Information Statement which relates to the Reorganization. As described in the Information Statement, the Acquiring Fund will acquire all of the assets of the Acquired Fund and assume all of the Acquired Fund’s liabilities, in exchange solely for corresponding shares of beneficial interest in the Acquiring Fund.

This SAI is not a prospectus and should be read in conjunction with the Information Statement. The Information Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Fidelity Distributors Company LLC, 900 Salem Street, Smithfield, RI 02917.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1.

The Prospectus for Fidelity High Income Fund dated June 29, 2023, as supplemented March 1, 2024, relating to Fidelity High Income Fund shares (a retail class of Fidelity High Income Fund), which was previously filed via EDGAR (Accession No. 0000225322-23-000144).

2.

The Prospectus for Fidelity High Income Fund, relating to Class A, Class M, Class C, Class I and Class Z shares and Fidelity Global High Income Fund, relating to Class A, Class M, Class C, and Class  I, dated June 29, 2023, as revised November 8, 2023 and as supplemented March 1, 2024, which was previously filed via EDGAR (Accession No.  0000225322-23-000144).

3.

The Prospectus for Fidelity Global High Income Fund, relating to Fidelity Global High Income Fund shares, a retail class of Fidelity Global High Income Fund, as supplemented March 1, 2024, which was previously filed via EDGAR (Accession No. 0000225322-23-000144).

4.

The Statement of Additional Information for Fidelity High Income Fund dated June 29, 2023, as supplemented March 1, 2024, relating to Fidelity High Income Fund shares, a retail class  of Fidelity High Income Fund, which was previously filed via EDGAR (Accession No. 0000225322-23-000144).

5.

The Statement of Additional Information for Fidelity High Income Fund, relating to Class A, Class M, Class C, Class I and Class Z shares and Fidelity Global High Income Fund, relating to Class A, Class M, Class  C, and Class I, dated June 29, 2023, as supplemented March 1, 2024, which was previously filed via EDGAR (Accession No. 0000225322-23-000144).

6.	The Financial Statements included in the Annual Report of High Income Fund for the fiscal year ended April 30, 2023, which was previously filed via EDGAR (Accession No. 0000225322-23-000121).

7.

The Unaudited Financial Statements included in the Semiannual Report of High Income Fund for the fiscal period ended October 31, 2023, which was previously filed via EDGAR (Accession No. 0000225322-23-000300).

8.	The Financial Statements included in the Annual Report of Global High Income Fund for the fiscal year ended April 30, 2023, which was previously filed via EDGAR (Accession No. 0000225322-23-000121).

9.

The Unaudited Financial Statements included in the Semiannual Report of Global High Income Fund for the fiscal period ended October 31, 2023, which previously filed via EDGAR (Accession No. 0000225322-23-000300).

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Annual Fund and Class Operating Expenses” section of the Prospectus/Information Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences between the accounting and valuation policies of the Acquired Fund and those of the Acquiring Fund.

PART C.    OTHER INFORMATION

Item 15. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)   any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)   any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 16.  Exhibits

(1)

(a)	Amended and Restated Declaration of Trust, dated May 16, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 60.

(b)	Amendment to the Declaration of Trust, dated May 19, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 63.

(c)	Amendment to the Declaration of Trust, dated March 19, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 74.

(2)	Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 63.

(3)	Not applicable.

(4)

Agreement and Plan of Reorganization between Fidelity Summer Street Trust: Fidelity Global High Income Fund and Fidelity Summer Street Trust: Fidelity High Income Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5)

Articles III, VIII, X and XI of the Amended and Restated Declaration of Trust, dated May 16, 2001, are incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 60;  and Article VIII of the Certificate of Amendment to the Declaration of Trust, dated March  19, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 74.

(6)

(1)

Management Contract, dated March  11, 2020, between Fidelity Agricultural Productivity Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 181.

(2)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Capital & Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 177.

(3)

Management Contract, dated May  31, 2021, between Fidelity Climate Action Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 194.

(4)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Focused High Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 177.

(5)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Global High Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 177.

(6)

Management Contract, dated January 19, 2022, between Fidelity Healthy Future Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 206.

(7)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity High Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 177.

(8)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity New Markets Income Fund and Fidelity Management & Research Company LLC, incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 177.

(9)

Management Contract, dated February  17, 2021, between Fidelity SAI High Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 193.

(10)

Management Contract, dated January 19, 2022, between Fidelity SAI Sustainable Future Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 202.

(11)

Management Contract, dated January 19, 2022, between Fidelity SAI Sustainable Sector Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 202.

(12)

Management Contract, dated January 19, 2022, between Fidelity SAI Sustainable U.S. Equity Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 202.

(13)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Floating Rate High Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 177.

(14)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series High Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 177.

(15)

Management Contract, dated January  18, 2023, between Fidelity Series Sustainable U.S. Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 214.

(16)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short Duration High Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 177.

(17)

Management Contract, dated May  31, 2021, between Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund) and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 194.

(18)

Amended and Restated Management Contract, dated February 1, 2022, between Fidelity U.S. Low Volatility Equity Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 202.

(19)

Management Contract, dated March  11, 2020, between Fidelity Water Sustainability Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 181.

(20)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Women’s Leadership Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 177.

(21)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between FIL Investment Advisors and Fidelity Management  & Research Company LLC, on behalf of Fidelity Global High Income Fund, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 177.

(22)

Amended and Restated Sub-Advisory Agreement, dated January  1, 2020, between FIL Investment Advisors (UK) Limited and FIL Investment Advisors, on behalf of Fidelity Global High Income Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 177.

(23)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between FIL Investment Advisors and Fidelity Management  & Research Company LLC, on behalf of Fidelity New Markets Income Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 177.

(24)

Amended and Restated Sub-Advisory Agreement, dated January  1, 2020, between FIL Investment Advisors (UK) Limited and FIL Investment Advisors, on behalf of Fidelity New Markets Income Fund, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 177.

(25)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management  & Research (Hong Kong) Limited, on behalf of Fidelity Agricultural Productivity Fund, Fidelity Capital  & Income Fund, Fidelity Climate Action Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity New Markets Income Fund, Fidelity SAI High Income Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, Fidelity SAI Sustainable U.S. Equity Fund,

Fidelity Short Duration High Income Fund, Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), Fidelity U.S. Low Volatility Equity Fund, Fidelity Water Sustainability Fund, and Fidelity Women’s Leadership Fund is incorporated herein by reference to Exhibit (d)(21) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(26)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Agricultural Productivity Fund, Fidelity Capital & Income Fund, Fidelity Climate Action Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity New Markets Income Fund, Fidelity SAI High Income Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, Fidelity SAI Sustainable U.S. Equity Fund, Fidelity Short Duration High Income Fund, Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), Fidelity U.S. Low Volatility Equity Fund, Fidelity Water Sustainability Fund, and Fidelity Women’s Leadership Fund is incorporated herein by reference to Exhibit (d)(4) of Fidelity Destiny Portfolios’ (File No. 002-34099) Post-Effective Amendment No. 107.

(27)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management  & Research (Hong Kong) Limited, on behalf of Fidelity Series Sustainable U.S. Market Fund is incorporated herein by reference to Exhibit (d)(23) of Fidelity Advisor Series I’s (File No.  002-84776) Post-Effective Amendment No. 235.

(28)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Sustainable U.S. Market Fund is incorporated herein by reference to Exhibit (d)(45) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 166.

(29)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management  & Research (Hong Kong) Limited, on behalf of Fidelity Series Floating Rate High Income Fund and Fidelity Series High Income Fund is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 177.

(30)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Floating Rate High Income Fund and Fidelity Series High Income Fund is incorporated herein by reference to Exhibit (d)(12) of Fidelity Hastings Street Trust’s (File No. 002-11517) Post-Effective Amendment No. 180.

(31)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management  & Research (Japan) Limited, on behalf of Fidelity Agricultural Productivity Fund, Fidelity Capital  & Income Fund, Fidelity Climate Action Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity New Markets Income Fund, Fidelity SAI High Income Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, Fidelity SAI Sustainable U.S. Equity Fund, Fidelity Short Duration High Income Fund, Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), Fidelity U.S. Low Volatility Equity Fund, Fidelity Water Sustainability Fund, and Fidelity Women’s Leadership Fund is incorporated herein by reference to Exhibit (d)(25) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(32)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Agricultural Productivity Fund, Fidelity Capital & Income Fund, Fidelity Climate Action Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity New Markets Income Fund, Fidelity SAI High Income Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, Fidelity SAI Sustainable U.S. Equity Fund, Fidelity Short Duration High Income Fund, Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), Fidelity U.S. Low Volatility Equity Fund, Fidelity Water Sustainability Fund, and Fidelity Women’s Leadership Fund is incorporated herein by reference to Exhibit (d)(6) of Fidelity Destiny Portfolios’ (File No. 002-34099) Post-Effective Amendment No. 107.

(33)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management  & Research (Japan) Limited, on behalf of Fidelity Series Sustainable U.S. Market Fund is incorporated herein by reference to Exhibit (d)(27) of Fidelity Advisor Series I’s (File No.  002-84776) Post-Effective Amendment No. 235.

(34)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Sustainable U.S. Market Fund is incorporated herein by reference to Exhibit (d)(51) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 166.

(35)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management  & Research (Japan) Limited, on behalf of Fidelity Series Floating Rate High Income Fund and Fidelity Series High Income Fund is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 177.

(36)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Floating Rate High Income Fund and Fidelity Series High Income Fund is incorporated herein by reference to Exhibit (d)(18) of Fidelity Hastings Street Trust’s (File No. 002-11517) Post-Effective Amendment No. 180.

(37)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management  & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Agricultural Productivity Fund, Fidelity Capital  & Income Fund, Fidelity Climate Action Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity New Markets Income Fund, Fidelity SAI High Income Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, Fidelity SAI Sustainable U.S. Equity Fund, Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), Fidelity U.S. Low Volatility Equity Fund, Fidelity Water Sustainability Fund, and Fidelity Women’s Leadership Fund is incorporated herein by reference to Exhibit (d)(29) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(38)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Agricultural Productivity Fund, Fidelity Capital & Income Fund, Fidelity Climate Action Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity New Markets Income Fund, Fidelity SAI High Income Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, Fidelity SAI Sustainable U.S. Equity Fund, Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), Fidelity U.S. Low Volatility Equity Fund, Fidelity Water Sustainability Fund, and Fidelity Women’s Leadership Fund is incorporated herein by reference to Exhibit (d)(8) of Fidelity Destiny Portfolios’ (File No. 002-34099) Post-Effective Amendment No. 107.

(39)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management  & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Sustainable U.S. Market Fund is incorporated herein by reference to Exhibit (d)(31) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(40)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Sustainable U.S. Market Fund is incorporated herein by reference to Exhibit (d)(57) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 166.

(41)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management  & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Floating Rate High Income Fund and Fidelity Series High Income Fund is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No.  177.

(42)	Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on

behalf of Fidelity Series Floating Rate High Income Fund and Fidelity Series High Income Fund is incorporated herein by reference to Exhibit (d)(24) of Fidelity Hastings Street Trust’s (File No. 002-11517) Post-Effective Amendment No. 180.

(7)

(1)

General Distribution Agreement, dated March 11, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Agricultural Productivity Fund is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 181.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Capital & Income Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 177.

(3)

General Distribution Agreement, dated May 19, 2021, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Climate Action Fund is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 194.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Focused High Income Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 177.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Global High Income Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 177.

(6)

General Distribution Agreement, dated January 19, 2022, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Healthy Future Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 206.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity High Income Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 177.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity New Markets Income Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 177.

(9)

General Distribution Agreement, dated February 17, 2021, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI High Income Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 194.

(10)

General Distribution Agreement, dated January 19, 2022, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Future Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No 202.

(11)

General Distribution Agreement, dated January 19, 2022, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Sector Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No 202.

(12)

General Distribution Agreement, dated January 19, 2022, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable U.S. Equity Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No 202.

(13)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Floating Rate High Income Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 177.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series High Income Fund, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 177.

(15)

General Distribution Agreement, dated January 18, 2023, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Sustainable U.S. Market Fund, is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 214.

(16)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short Duration High Income Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 177.

(17)

General Distribution Agreement, dated May 19, 2021, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 194.

(18)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Low Volatility Equity Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 177.

(19)

General Distribution Agreement, dated March 11, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Water Sustainability Fund is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 181.

(20)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Summer Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Women’s Leadership Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 177.

(21)

Form of Selling Dealer Agreement (most recently revised August 2020), is incorporated herein by reference to Exhibit (e)(78) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 533.

(22)

Form of Bank Agency Agreement (most recently revised August 2020), is incorporated herein by reference to Exhibit (e)(79) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 533.

(8)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Equity and High Income Funds effective as of September 15, 1995, as amended and restated as of March 1, 2018, is incorporated herein by reference to Exhibit (f) of Fidelity Commonwealth Trust’s (File No. 002-52322) Post-Effective Amendment No. 150.

(9)

(1)

Custodian Agreement, dated January  1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Agricultural Productivity Fund and Fidelity Water Sustainability Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

Custodian Agreement, dated January  1, 2007, between Brown Brothers Harriman & Company and Fidelity Climate Action Fund, Fidelity Global High Income Fund, Fidelity High Income Fund, Fidelity SAI High Income Fund, Fidelity Series Floating Rate High Income Fund, Fidelity Series High Income Fund, Fidelity Short Duration High Income Fund, Fidelity Sustainable U.S. Equity Fund, and Fidelity Women’s Leadership Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated May  23, 2019, between Citibank, N.A. and Fidelity Capital & Income Fund and Fidelity New Markets Income Fund, is incorporated herein by reference to Exhibit (g)(3) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 482.

(4)

Custodian Agreement, dated January  1, 2007, between State Street Bank and Trust Company and Fidelity Focused High Income Fund and Fidelity Series Sustainable U.S. Market Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(5)

Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Healthy Future Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, Fidelity SAI Sustainable U.S. Equity Fund, and Fidelity U.S. Low Volatility Equity Fund is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

(10)

(1)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Agricultural Productivity Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 181.

(2)	Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Capital & Income Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 177.

(3)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Climate Action Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 194.

(4)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Climate Action Fund: Fidelity Advisor Climate Action Fund Class A, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 194.

(5)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Climate Action Fund: Fidelity Advisor Climate Action Fund Class C, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 194.

(6)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Climate Action Fund: Fidelity Advisor Climate Action Fund Class I, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 194.

(7)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Climate Action Fund: Fidelity Advisor Climate Action Fund Class M, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 194.

(8)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Climate Action Fund: Fidelity Advisor Climate Action Fund Class Z, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 194.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Focused High Income Fund is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 177.

(10)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global High Income Fund is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 177.

(11)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global High Income Fund: Fidelity Advisor Global High Income Fund Class A, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 177.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global High Income Fund: Fidelity Advisor Global High Income Fund Class M, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 177.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global High Income Fund: Fidelity Advisor Global High Income Fund Class C, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 177.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global High Income Fund: Fidelity Advisor Global High Income Fund Class I, is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 177.

(15)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Healthy Future Fund is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 206.

(16)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Healthy Future Fund: Fidelity Advisor Healthy Future Fund: Class A, is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 206.

(17)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Healthy Future Fund: Fidelity Advisor Healthy Future Fund: Class M, is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 206.

(18)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Healthy Future Fund: Fidelity Advisor Healthy Future Fund: Class C, is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 206.

(19)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Healthy Future Fund: Fidelity Advisor Healthy Future Fund: Class I, is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 206.

(20)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Healthy Future Fund: Fidelity Advisor Healthy Future Fund: Class Z, is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 206.

(21)	Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity High Income Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 177.

(22)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity High Income Fund: Fidelity Advisor High Income Fund Class A, is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 177.

(23)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity High Income Fund: Fidelity Advisor High Income Fund Class M, is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 177.

(24)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity High Income Fund: Fidelity Advisor High Income Fund Class C, is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 177.

(25)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity High Income Fund: Fidelity Advisor High Income Fund Class I, is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 177.

(26)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity High Income Fund: Fidelity Advisor High Income Fund Class Z, is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 177.

(27)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund: Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 177.

(28)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund: Fidelity Advisor New Markets Income Fund Class A, is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 177.

(29)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund: Fidelity Advisor New Markets Income Fund Class M, is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 177.

(30)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund: Fidelity Advisor New Markets Income Fund Class C, is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 177.

(31)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund: Fidelity Advisor New Markets Income Fund Class I, is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 177.

(32)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund: Fidelity Advisor New Markets Income Fund Class Z, is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 177.

(33)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI High Income Fund is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 193.

(34)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Future Fund is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 202.

(35)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Sector Fund is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 202.

(36)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable U.S. Equity Fund is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 202.

(37)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Floating Rate High Income Fund is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 177.

(38)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series High Income Fund is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 177.

(39)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Sustainable U.S. Market Fund is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 214.

(40)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short Duration High Income Fund is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 177.

(41)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short Duration High Income Fund: Fidelity Advisor Short Duration High Income Fund Class A, is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 177.

(42)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short Duration High Income Fund: Fidelity Advisor Short Duration High Income Fund Class M, is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 177.

(43)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short Duration High Income Fund: Fidelity Advisor Short Duration High Income Fund Class C, is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 177.

(44)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short Duration High Income Fund: Fidelity Advisor Short Duration High Income Fund Class I, is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 177.

(45)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short Duration High Income Fund: Fidelity Advisor Short Duration High Income Fund Class Z, is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 177.

(46)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund) is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 194.

(47)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund): Fidelity Advisor Sustainability U.S. Equity Fund Class A (currently known as Fidelity Advisor Sustainable U.S. Equity Fund: Class A), is incorporated herein by reference to Exhibit (m)(52) of Post-Effective Amendment No. 194.

(48)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund): Fidelity Advisor Sustainability U.S. Equity Fund Class C (currently known as Fidelity Advisor Sustainable U.S. Equity Fund Class C), is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 194.

(49)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund): Fidelity Advisor Sustainability U.S. Equity Fund Class I

(currently known as Fidelity Advisor Sustainable U.S. Equity Fund Class I), is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 194.

(50)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund): Fidelity Advisor Sustainability U.S. Equity Fund Class M (currently known as Fidelity Advisor Sustainable U.S. Equity Fund Class M), is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 194.

(51)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund): Fidelity Advisor Sustainability U.S. Equity Fund Class Z (currently known as Fidelity Advisor Sustainable U.S. Equity Fund Class Z), is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 194.

(52)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Low Volatility Equity Fund is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 177.

(53)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Water Sustainability Fund is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 181.

(54)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Women’s Leadership Fund is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 177.

(55)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Women’s Leadership Fund: Fidelity Advisor Women’s Leadership Fund Class A, is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 177.

(56)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Women’s Leadership Fund: Fidelity Advisor Women’s Leadership Fund Class C, is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 177.

(57)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Women’s Leadership Fund: Fidelity Advisor Women’s Leadership Fund Class M, is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 177.

(58)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Women’s Leadership Fund: Fidelity Advisor Women’s Leadership Fund Class I, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 177.

(59)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Women’s Leadership Fund: Fidelity Advisor Women’s Leadership Fund Class Z, is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 177.

(60)

Amended and Restated Multiple Class  of Shares Plan (Equity) pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated November 17, 2021, on behalf of Fidelity Summer Street Trust on behalf of Fidelity Climate Action Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity New Markets Income Fund, Fidelity Short Duration High Income Fund, Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), and Fidelity Women’s Leadership Fund, is incorporated herein by reference to Exhibit (n)(1) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 159.

(61)

Schedule I (Equity), dated July  20, 2023, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated November 17, 2021, on behalf of Fidelity Summer Street Trust on behalf of Fidelity Climate Action Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity New Markets Income Fund, Fidelity Short Duration High Income Fund, Fidelity Sustainability U.S. Equity Fund (currently known as Fidelity Sustainable U.S. Equity Fund), and Fidelity Women’s Leadership Fund, is incorporated herein by reference to Exhibit (n)(2) of Fidelity Mt. Vernon Street Trust’s (File No. 002-79755) Post-Effective Amendment No. 95.

(11)	Opinion and consent of counsel Dechert LLP, as to the legality of shares being registered, is incorporated by reference herein to Exhibit 11 of Fidelity Summer Street Trust’s Form N-14.

(12)	Opinion and Consent of counsel Dechert LLP, as to tax matters - To be filed by Post-Effective Amendment.

(13)	Not applicable.

(14)	Consent of PricewaterhouseCoopers LLP, dated May 15, 2024, is filed herein as Exhibit 14.

(15)	Not applicable.

(16)	Power of Attorney, dated April 1, 2024, is filed herein as Exhibit 16.

(17)	Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file a post-effective amendment to this registration statement prior to the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 17th day of May 2024.

Fidelity Summer Street Trust

By	/s/Stacie M. Smith Stacie M. Smith, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Stacie M. Smith		President and Treasurer	May 17, 2024
Stacie M. Smith		(Principal Executive Officer)

/s/ John J. Burke III		Chief Financial Officer	May 17, 2024
John J. Burke III		(Principal Financial Officer)

/s/Vijay C. Advani	*	Trustee	May 17, 2024
Vijay C. Advani

/s/Thomas P. Bostick	*	Trustee	May 17, 2024
Thomas P. Bostick

/s/Donald F. Donahue	*	Trustee	May 17, 2024
Donald F. Donahue

/s/Bettina Doulton	*	Trustee	May 17, 2024
Bettina Doulton

/s/Vicki L. Fuller	*	Trustee	May 17, 2024
Vicki L. Fuller

/s/Patricia L. Kampling	*	Trustee	May 17, 2024
Patricia L. Kampling

/s/Thomas Kennedy	*	Trustee	May 17, 2024
Thomas Kennedy

/s/Robert A. Lawrence	*	Trustee	May 17, 2024
Robert A. Lawrence

/s/Oscar Munoz	*	Trustee	May 17, 2024
Oscar Munoz

/s/David M. Thomas	*	Trustee	May 17, 2024
David M. Thomas

/s/Susan Tomasky	*	Trustee	May 17, 2024
Susan Tomasky

/s/Michael E. Wiley	*	Trustee	May 17, 2024
Michael E. Wiley

*	By:	/s/Megan C. Johnson

Megan C. Johnson, pursuant to a power of attorney dated April 1, 2024 and filed herewith.